PROSPECTUS FOR

PROTECTIVE LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM FIXED AND VARIABLE

DEFERRED ANNUITY CONTRACTS

PROTECTIVE RSG PREFERRED PLUS

Issued By

PROTECTIVE ACQUIRED VARIABLE ANNUITY SEPARATE ACCOUNT

and

PROTECTIVE LIFE INSURANCE COMPANY

This Prospectus describes Flexible Premium Fixed and Variable Deferred Annuity Contracts (the “Contract”) offered by Protective Life Insurance Company (“we” or “Protective Life”). The Contract is designed to provide annuity benefits for retirement which may or may not qualify for certain federal tax advantages. These Contracts are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. The Contract were available for purchase by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. The Contract could be purchased only if the oldest Owner and Annuitant had not attained age 81.

You may allocate Purchase Payments to the Fixed Account or to one or more of the variable options. The Contract currently offers 55 variable investment options, each of which is a Subaccount of the Protective Acquired Variable Annuity Separate Account. Currently, you may choose among Subaccounts that invest in the following Portfolios or Funds:

•  AIM Variable Insurance Funds (Series I Shares)

•  AIM V.I. Financial Services Fund

•  AIM V.I. Global Health Care Fund
(formerly AIM V.I. Health Sciences Fund)

•  AIM V.I. Global Real Estate
(formerly AIM V.I. Real Estate Fund)

•  AIM V.I. Utilities Fund

•  The Alger American Fund (Class O Shares)

•  Alger American Growth Portfolio

•  Alger American MidCap Growth Portfolio

•  Alger American Small Capitalization Portfolio

•  American Century Variable Portfolios, Inc. (“VP”) (Class I Shares)

•  American Century VP Income & Growth Fund

•  American Century VP Large Company
Value Fund

•  American Century VP Value Fund

•  Dreyfus Investment Portfolios (“Dreyfus IP”) (Service Shares)

•  Dreyfus IP MidCap Stock Portfolio

•  Dreyfus IP Technology Growth Portfolio

•  The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)

•  Dreyfus Variable Investment Fund (“Dreyfus VIF”)

•  Dreyfus VIF Money Market Portfolio

•  Fidelity Variable Insurance Products Funds (“VIP”)

•  Fidelity VIP Contrafund® Portfolio
(Initial Class Shares)

•  Fidelity VIP Equity-Income Portfolio
(Initial Class Shares)

•  Fidelity VIP Growth Portfolio
(Initial Class Shares)

•  Fidelity VIP Index 500 Portfolio
(Service Class 2 Shares)

•  Fidelity VIP Mid Cap Portfolio
(Initial Class Shares)

•  Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)

•  Franklin Global Communications Securities Fund

•  Franklin Growth and Income Securities Fund

•  Franklin Rising Dividends Securities Fund

•  Franklin Small Cap Value Securities Fund

•  Franklin Strategic Income Securities Fund

•  Franklin U.S. Government Fund

•  Franklin Zero Coupon Fund 2010

•  Mutual Discovery Securities Fund

•  Mutual Shares Securities Fund

•  Templeton Developing Markets Securities Fund

•  Templeton Global Asset Allocation Fund

•  JPMorgan Insurance Trust (formerly JPMorgan Investment Trust)

•  JPMorgan Insurance Trust Core Bond Portfolio 1 (formerly JPMorgan Investment Trust Bond Portfolio)

•  JPMorgan Insurance Trust Government Bond Portfolio 1 (formerly JPMorgan Investment Trust Government Bond Portfolio)

•  JPMorgan Insurance Trust Balanced Portfolio 1 (formerly JPMorgan Investment Trust Balanced Portfolio)

•  JPMorgan Insurance Trust Intrepid Growth Portfolio 1 (formerly JPMorgan Insurance Trust Large Cap Growth Portfolio)

•  JPMorgan Insurance Trust Equity Index Portfolio 1(formerly JPMorgan Investment Trust Equity Index Portfolio)

•  JPMorgan Insurance Trust Diversified Equity Portfolio 1 (formerly JPMorgan Investment Trust Diversified Equity Portfolio)

•  JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio 1 (formerly JPMorgan Investment Trust Mid Cap Growth Portfolio)

•  JPMorgan Insurance Trust Intrepid Mid Cap Value Portfolio 1 (formerly JPMorgan Investment Trust Diversified Mid Cap Portfolio)

•  JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio 1 (formerly JPMorgan Investment Trust Mid Cap Value Portfolio)

•  J.P. Morgan Series Trust II

•  JPMorgan International Equity Portfolio

•  JPMorgan Mid Cap Value Portfolio

•  JPMorgan Small Company Portfolio

•  Janus Aspen Series (Institutional Shares)

•  Janus Aspen Balanced Portfolio

•  Janus Aspen Large Cap Growth Portfolio

•  Janus Aspen Mid Cap Growth Portfolio

•  Janus Aspen Worldwide Growth Portfolio

•  Janus Aspen Series (Service Shares)

•  Janus Aspen Mid Cap Value Portfolio

•  Janus Aspen Small Company Value Portfolio

•  Oppenheimer Variable Account Funds
(Service Shares)

•  Oppenheimer Capital Appreciation Fund/VA

•  Oppenheimer Global Securities Fund/VA

•  Oppenheimer High Income Fund/VA

•  Oppenheimer Main Street Fund®/VA

•  Oppenheimer Main Street Small Cap
Fund®/VA

•  Oppenheimer MidCap Fund/VA
(formerly Oppenheimer Aggressive Growth Fund/VA)

•  Oppenheimer Strategic Bond Fund/VA

This is a bonus annuity. The expenses for a bonus annuity may be higher than for an annuity without a bonus. The amount of the bonus credit may be more than offset by additional fees and charges associated with the bonus.

The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information (“SAI”) with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by writing us or calling (877) 280-5102. A table of contents for the SAI appears on page 57. You may also find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at http://www.sec.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus is April 2, 2007.

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

Accumulation Period—The period between the Date of Issue of a Contract and the Annuity Date.

Accumulation Unit—A unit of measurement used to determine the value of each Subaccount during the Accumulation Period. Each Subaccount will have an Accumulation Unit for each combination of charges.

Allocation Option—The Subaccounts and the Fixed Account available under the Contract for allocation of Purchase Payments, or transfers of Contract Value during the Accumulation Period.

Annuitant—The person during whose lifetime the annuity is to be paid.

Annuity Date—The date on which annuity payments are to commence.

Annuity Option—One of several forms in which annuity payments can be made.

Annuity Period—The period starting on the Annuity Date when we make annuity payments to you.

Annuity Unit—A unit of measurement used to determine the amount of Variable Annuity payments, after the first Annuity payment.

Beneficiary—The person you designate to receive any benefits under a Contract upon your death.

Company (“we”, “us”, “our”, “Protective Life”)—Protective Life Insurance Company. Our home office is located at 2801 Highway 280 South, Birmingham, Alabama 35223.

Contract—A Flexible Premium Fixed and Variable Deferred Annuity Contract.

Contract Value—The sum of the values of your Fixed Account Contract Value and Separate Account Contract Value during the Accumulation Period.

Contract Year—Period between anniversaries of the Date of Issue of a Contract.

Contribution Year—Each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made.

Date of Issue—The date on which the first Contract Year commences.

Debt—The principal of any outstanding loan plus any accrued interest. Requests for loans must be made in writing to us.

Fixed Account—A portion of a Contract that is supported by the assets of our General Account. The Fixed Account provides for a guaranteed fixed rate of return on Contract Value allocated to the Fixed Account.

Fixed Account Contract Value—The value of your interest in the Fixed Account.

Fixed Annuity—An annuity, which does not vary in dollar amount with investment experience.

Fund or Funds—The AIM Variable Insurance Funds, The Alger American Fund, American Century Variable Portfolios, Inc., Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Variable Investment Fund, Fidelity Variable Insurance Products Funds (which include Variable Insurance Products Fund and Variable Insurance Products Fund II), Franklin Templeton Variable Insurance Products Trust, JPMorgan Insurance Trust, J.P. Morgan Series Trust II, Janus Aspen Series, and Oppenheimer Variable Account Funds, including any Portfolios thereunder.

General Account—All our assets other than those allocated to any legally segregated separate account.

Non-Qualified Contract—A Contract which does not receive favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Owner (“Contract Owner”, “you”, “your”, “yours”)—The person designated in the Contract as having the privileges of ownership defined in the Contract.

Portfolio(s)—The underlying portfolios in which the Subaccounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

Purchase Payment(s)—The dollar amount we receive in U.S. currency to buy the benefits this Contract provides.

Purchase Payment Bonus (“PPB”)—The amount by which we will increase your Purchase Payments on Purchase Payments made within the first fifteen Contract Years.

Qualified Contract—A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Separate Account—The Protective Acquired Variable Annuity Separate Account.

Separate Account Contract Value—The sum of your Subaccount Values.

Subaccounts—The subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios or Funds.

Subaccount Value—The value of your allocations to a Subaccount.

Valuation Date—Each day when a Subaccount is valued. Subaccounts are normally valued every day the New York Stock Exchange is open for trading.

Valuation Period—The period that starts at the close of the New York Stock Exchange on a Valuation Date and ends at the close of the New York Stock Exchange on the next succeeding Valuation Date.

Variable Annuity—An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) you specify.

Withdrawal Charge—The “contingent deferred sales charge” assessed against certain withdrawals of Contract Value in the first eight Contribution Years or against certain annuitizations of Contract Value in the first eight Contribution Years.

Withdrawal Value—Contract Value minus Debt, any applicable premium tax and any Withdrawal Charge.

SUMMARY

Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus and Contract before deciding to invest. States may require variations to the Contract. If a State variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus.

Prior to April 1, 2007, the Contracts described in this prospectus were offered and issued by Chase Insurance Life and Annuity Company (“CILAAC”). On April 1, 2007, CILAAC merged into and with Protective Life, and the Separate Account (formerly named Chase Variable Annuity Separate Account) was transferred from CILAAC to Protective Life. Contracts previously issued by CILAAC now are Contracts of Protective Life, which will service and maintain those Contracts in accordance with their terms. (For more information about the merger, see “Protective Life, the Separate Account and the Funds” in this prospectus.)

It is important to remember that this Contract is a long-term investment. Consider your need to make withdrawals or terminate this Contract in the short-term as your expenses can outweigh the benefits of the Purchase Payment Bonus offered. We also offer variable annuity contracts that do not provide a Purchase Payment Bonus and, therefore, have lower fees. You should carefully consider whether this Contract is the best variable annuity for you. Generally, this Contract is most suited to those who intend to hold it for a relatively long time. We use a portion of the mortality and expense risk charges and the Withdrawal Charge to pay for the Purchase Payment Bonus.

After you have held the Contract for 15 Contract Years, the administration expenses will be decreased by 0.25%. In addition, we will waive Withdrawal Charges on Purchase Payments made after 15 Contract Years. However, after 15 Contract Years, additional Purchase Payments will not receive the Purchase Payment Bonus.

The Contracts provide for investment on a tax-deferred basis and payment of annuity benefits. Both Non-Qualified and Qualified Contracts are described in this Prospectus. The Contracts are no longer offered for sale, although we continue to accept additional Purchase Payments under the Contract.

When the Contracts were available for sale, the minimum initial Purchase Payment was $10,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum initial Purchase Payment was waived for Qualified Contracts that are part of an employer sponsored plan provided that scheduled periodic Purchase Payments of at least $100 will be made in connection with a salary reduction agreement. The minimum subsequent Purchase Payment is $100. The maximum total Purchase Payments for a Contract is $1,000,000. Purchase Payments may not be made after the oldest Owner or Annuitant attains age 81.

The maximum amount of Purchase Payments that may be allocated to the Fixed Account in any Contract Year is $1,000,000 for Qualified Contracts and $100,000 for Non-Qualified Contracts. Allocations and transfers to the Fixed Account are subject to other restrictions. (See “Application of Purchase Payments,” page 28, and “Transfers During the Accumulation Period,” page 29.)

This is a bonus Contract. This means your Contract Value may be increased by the Purchase Payment Bonus. The Purchase Payment Bonus is 4%. There are important limitations on this bonus. (See “Limitations on Your Purchase Payment Bonus,” page 27.)

Variable accumulations and benefits are provided by crediting Purchase Payments and any Purchase Payment Bonus to one or more Subaccounts that you select. Each Subaccount invests in a corresponding Portfolio or Fund. (See “The Funds,” page 21.)

Contract Value allocated to the Separate Account varies with the investment experience of the selected Subaccount(s).

We provide for fixed accumulation and benefits in the Fixed Account. Any portion of the Purchase Payment allocated to the Fixed Account is credited with interest daily at a rate we periodically declare that is not to be less than the minimum guaranteed rate. (See “Fixed Account” page 26.)

The investment risk under the Contract is borne by you, except to the extent that Contract Value is allocated to the Fixed Account and is guaranteed to earn at least the minimum guaranteed rate.

Transfers between Subaccounts are permitted before and after annuitization, subject to limitations. Restrictions apply to amounts transferred to and from the Fixed Account. (See “Transfers During the Accumulation Period” and “Transfers and Conversions During the Annuity Period,” pages 29 and 43, respectively.)

The minimum withdrawal amount is $500. A minimum $500 Contract Value plus Debt must remain after a withdrawal. If less than $500 Contract Value plus Debt remains after a partial withdrawal, we will terminate the Contract. No transfer, rollover, or 1035 exchange is permitted until any outstanding loan on your Contract is paid. Once the outstanding loan is paid, you may request a transfer or rollover.

No sales charge is deducted from any Purchase Payment. You may withdraw up to 10% of the Contract Value less Debt in any Contract Year without assessment of a Withdrawal Charge. If you withdraw an amount in excess of 10% of the Contract Value less Debt in any Contract Year, the amount withdrawn in excess of 10% is subject to a Withdrawal Charge. The Withdrawal Charge starts at 8% in the first and second Contribution Years and reduces each subsequent Contribution Year. There are no Withdrawal Charges after eight Contribution Years. (See “Withdrawal Charge,” page 38.) The Withdrawal Charge also applies at the annuitization of Contract Value in the eighth Contribution Year or earlier, except as set forth under “Withdrawal Charge.”

Withdrawals will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Code Section 403(b) Qualified Plans only under limited circumstances. (See “Federal Income Taxes,” page 46.)

Contract charges include:

•	Mortality and expense risk charge,

•	Administration charge,

•	Records maintenance charge,

•	Withdrawal Charge,

•	Applicable premium taxes,

•	Optional death benefit charges,

•	Optional MIAA expense charge. (See “Asset Allocation Service.”), and

•	Commutation Charge, if applicable.

(See “Summary of Expenses,” page 9.) In addition, the Funds pay their investment advisers varying fees for investment advice and also incur other operational expenses. (See the Funds’ prospectuses for such information.)

Automatic Asset Rebalancing and Dollar Cost Averaging are available to you. (See “Automatic Asset Rebalancing” and “Dollar Cost Averaging,” pages 37 and 54, respectively.)

The Contract may be purchased as an Individual Retirement Annuity, Simplified Employee Pension—IRA, Traditional and Roth Individual Retirement Annuity, tax sheltered annuity, and as a non-qualified annuity. A Contract purchased as a Qualified Contract does not provide any additional tax deferred treatment of earnings beyond the treatment that is already provided by the qualified plan itself. (See “Taxation of Annuities in General,” page 47 and “Qualified Plans,” page 50.)

You have the right within the “free look” period (generally ten days, subject to state variation) after receiving the Contact to cancel the Contract by delivering or mailing it to us. If you decide to return your Contract for a refund during the “free look” period, please also include a letter of instruction. Upon receipt by us, the Contract will be cancelled and amounts refunded. The amount of the refund depends on the state where issued; however, generally the refund is at least the Contract Value minus any Purchase Payment Bonus as adjusted for any negative investment performance, or any positive investment performance. Thus, if you return the Contract during the “free look” period, you will not receive the Purchase Payment Bonus. (See “The Contracts,” page 27.) In addition, a special “free look” period applies in some circumstances to Contracts issued as Individual Retirement Annuities or as Roth Individual Retirement Annuities.

You may elect, where available, to enter into a separate investment advisory agreement with our affiliate, PMG Asset Management, Inc. (“PMG”). PMG provides asset allocation services under PMG’s Managed Investment Advisory Account (“MIAA”). MIAA allocates Contract Value among certain Subaccounts and the Fixed Account. (See “Asset Allocation Service,” page 55.) If you elect to participate in MIAA, charges attributable to the MIAA services will be deducted from your Contract. MIAA annual charges deducted from your Contract are paid to PMG and are not Contract charges retained by us. (See “Summary of Expenses,” page 9, and “MIAA Expense Charge,” page 40.) For Non-Qualified Contracts, charges deducted from your Contract Value to pay MIAA charges are taxable distributions to you and may subject you to an additional 10% tax penalty. (See “Asset Allocation Service: Tax Treatment of Fees and Charges”, page 55.) The MIAA and applicable fees are described more fully in the disclosure statement provided by PMG. MIAA is not available in all states or through all distributors. You should consult with your representative for details regarding the MIAA program, including fees and expenses.

SUMMARY OF EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments):	None
Maximum Withdrawal Charge(1) (as a percentage of amount surrendered):	8%

Contribution Year	Withdrawal Charge
First year	8.00%
Second year	8.00%
Third year	7.00%
Fourth year	6.00%
Fifth year	5.00%
Sixth year	4.00%
Seventh year	3.00%
Eighth year	2.00%
Ninth year and following	0.00%

Maximum Transfer Fee:	$10	(2)

Commutation Charge(3)

An amount equal to the difference between the present value of any remaining guaranteed payments (as of the date of calculation) calculated using:

A. For a fixed annuity option, (i) a discount rate that is equal to the rate assumed in calculating the initial income payment and (ii) the greater of; (a) the ten year treasury constant maturity plus 3%; and (b) the rate used to determine the initial payment plus 2%, and

B. For a variable annuity option, (i) a discount rate that is equal to the assumed investment rate and (ii) the assumed investment rate plus 2%.

Qualified Plan Loan Interest Rates(4)

Loans not subject to ERISA	— 5.50%
Loans subject to ERISA	— Moody’s Corporate Bond Yield Average—Monthly Average Corporates (rounded to nearest 0.25%)

(1)

Each Contract Year, a Contract Owner may withdraw up to 10% of the Contract Value less Debt without incurring a Withdrawal Charge. In certain circumstances we may reduce or waive the Withdrawal Charge. (See “Withdrawal Charge.”)

(2)	We reserve the right to charge a fee of $10 for each transfer of Contract Value in excess of twelve transfers per Contract Year. (See “Transfers During the Accumulation Period.”)

(3)

This Charge only applies to the calculation of lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Option 1, 3 or 5 upon the death of an Annuitant during the Annuity Period or in commutation of remaining annuity payments under Annuity Option 1. (See “Commutation Charge,” “Death of Annuitant or Owner” and “Commutable Annuitization Option.”)

(4)

Loans are only available under certain qualified plans. Interest rate depends on whether plan is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). The value securing the loan will earn interest at the loan interest rate reduced by not more than 2.5%. (See “K. Loans”.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Quarterly Records Maintenance Charge	$7.50	(5)

Separate Account Annual Expenses (as a percentage of average Separate Account Contract Value)
Mortality and Expense Risk Charge:	1.00%
Administration Charge:
Current	0.50%
Maximum	0.70%	(6)

Total Current Separate Account Annual Expenses:	1.50%

Total Maximum Separate Account Annual Expenses:	1.70%

Optional Death Benefit Charges(7)
Protective RSG Safeguard	0.20%
Protective RSG Safeguard Plus	0.35%

Total Current Separate Account Annual Expenses including Optional Death Benefits	1.85%

Total Maximum Separate Account Annual Expenses including Optional Death Benefits	2.05%

Other Optional Benefit Expenses
MIAA(8) Initial Set Up Fee	$30.00
MIAA Annual Expense (as a percentage of Contract Value)
Current	0.50%	(9)
Maximum	1.00%	(10)

(5)

The quarterly records maintenance charge is reduced to $3.75 for Contracts with Contract Value between $25,000 and $50,000 on the date of assessment. There is no charge for Contracts with Contract Value of $50,000 or more. In certain circumstances we may reduce or waive the quarterly records maintenance charge. (See “Records Maintenance Charge.”)

(6)	We reserve the right for new Contracts to increase the administration charge up to a maximum of 0.70%.

(7)	The Optional Death Benefit Charges do not apply to the Fixed Account, or Dreyfus VIF Money Market Subaccount.

(8)	The Managed Investment Advisory Account (“MIAA”) is an asset allocation service offered by our affiliate, PMG Asset Management, Inc. (“PMG”). (See “Asset Allocation Service”).

(9)

Charged quarterly in arrears at the rate of .125% per calendar quarter of Contract Value subject to the MIAA Expense, using an average daily weighted balance methodology. MIAA charge is paid to PMG and is not retained by us. (See “Asset Allocation Service”).

(10)	The MIAA Expense charge may be increased for new Contracts up to a maximum of 1.00%.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum	—	Maximum
Total Annual Fund Operating Expenses(11) (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, prior to any fee waivers or expense reimbursements)	.35%	—	2.20%

(11)	The expenses shown are for the year ended December 31, 2006, and do not reflect any fee waivers or expense reimbursements.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds’ expenses in order to keep the Funds’ expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through May 1, 2007. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are 0.35% and 1.72%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund’s prospectus.

THE FUND’S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes Protective RSG Safeguard Plus and the optional MIAA program with a 1.00% MIAA Expense. If these features were not elected or a less costly option were elected, the expense figures shown below would be lower. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds, prior to any fee waivers or expense reimbursements. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,254	$2,226	$3,104	$5,276

(2)	a. If you annuitize your Contract at the end of the applicable time period under Annuity Option 2, 3, 4, or 5, or under Annuity Option 1 for a period of 10 years or more(10):

1 year	3 years	5 years	10 years
$536	$1,603	$2,662	$5,276

b. If you annuitize your Contract at the end of the applicable time period under Annuity Option 1 for a period of less than 10 years(10):

1 year	3 years	5 years	10 years
$1,254	$2,226	$3,104	$5,276

(3)	If you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$536	$1,603	$2,662	$5,276

(10)

Withdrawal Charges do not apply if the Contract is annuitized under Annuity Option 2, 3, 4, or 5, or under Annuity Option 1 for a period of 10 years or more. Currently, only a 10 year period is permitted under the Contract.

The fee table and Example should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed before or upon annuitization or any taxes or penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future performance of any Subaccount.

CONDENSED FINANCIAL INFORMATION

The following tables list the Condensed Financial Information (the Accumulation Unit values for Accumulation Units outstanding) for Contracts without optional benefits yielding the lowest Separate Account charges possible under the Contract (1.50%) and Contracts with optional benefits yielding the highest Separate Account charges possible under the Contract as of December 31, 2006 (1.85%). Should the Separate Account charges applicable to your Contract fall between the maximum and minimum charges, and you wish to see a copy of the Condensed Financial Information applicable to your Contract, such information can be obtained in the Statement of Additional Information free of charge. In the table(s) below, no number is shown when there were no Accumulation Units outstanding at the end of the period.

No Additional Contract Options Elected

(Separate Account Charges of 1.50% of the Daily Net Assets of the Separate Account)

Subaccount	2006	2005	2004
AIM V.I. Financial Services Subaccount
Accumulation unit value at beginning of period*	$13.645	$13.076		$12.170
Accumulation unit value at end of period	$15.654	$13.645		$13.076
Number of accumulation units outstanding at end of period (000’s omitted)	5	4		1
AIM V.I. Global Health Care Subaccount (formerly AIM V.I. Health Sciences Subaccount)
Accumulation unit value at beginning of period*	$13.363	$12.541		$12.297
Accumulation unit value at end of period	$13.856	$13.363		$12.541
Number of accumulation units outstanding at end of period (000’s omitted)	38	28		9
AIM V.I. Global Real Estate Subaccount (formerly AIM V.I. Real Estate Subaccount)
Accumulation unit value at beginning of period*	$19.797	$17.589		$12.815
Accumulation unit value at end of period	$27.815	$19.797		$17.589
Number of accumulation units outstanding at end of period (000’s omitted)	119	63		16
AIM V.I. Utilities Subaccount
Accumulation unit value at beginning of period*	$16.386	$14.234		$11.696
Accumulation unit value at end of period	$20.255	$16.386		$14.234
Number of accumulation units outstanding at end of period (000’s omitted)	57	101		0
Alger American Growth Subaccount
Accumulation unit value at beginning of period*	$41.613	$37.699		$35.384
Accumulation unit value at end of period	$43.111	$41.613		$37.699
Number of accumulation units outstanding at end of period (000’s omitted)	10	12		6
Alger American MidCap Growth Subaccount
Accumulation unit value at beginning of period*	$34.508	$31.891		$28.584
Accumulation unit value at end of period	$37.447	$34.508		$31.891
Number of accumulation units outstanding at end of period (000’s omitted)	40	30		12
Alger American Small Capitalization Subaccount
Accumulation unit value at beginning of period*	$22.094	$19.185		$17.320
Accumulation unit value at end of period	$26.125	$22.094		$19.185
Number of accumulation units outstanding at end of period (000’s omitted)	69	50		4
American Century VP Income & Growth Subaccount
Accumulation unit value at beginning of period*	$7.428	$7.206		$6.552
Accumulation unit value at end of period	$8.570	$7.428		$7.206
Number of accumulation units outstanding at end of period (000’s omitted)	246	174		41
American Century VP Large Company Value Subaccount
Accumulation unit value at beginning of period**	$10.654	$10.000	$	N/A
Accumulation unit value at end of period	$12.595	$10.654	$	N/A
Number of accumulation units outstanding at end of period (000’s omitted)	5	2		N/A
American Century VP Value Subaccount
Accumulation unit value at beginning of period*	$9.389	$9.073		$8.346
Accumulation unit value at end of period	$10.976	$9.389		$9.073
Number of accumulation units outstanding at end of period (000’s omitted)	112	75		36
Dreyfus IP MidCap Stock Subaccount
Accumulation unit value at beginning of period*	$15.216	$14.177		$12.510
Accumulation unit value at end of period	$16.143	$15.216		$14.177
Number of accumulation units outstanding at end of period (000’s omitted)	6	4		1
Dreyfus IP Technology Growth Subaccount
Accumulation unit value at beginning of period*	$10.241	$10.045		$9.568
Accumulation unit value at end of period	$10.497	$10.241		$10.045
Number of accumulation units outstanding at end of period (000’s omitted)	189	10		2
Dreyfus Socially Responsible Growth Subaccount
Accumulation unit value at beginning of period*	$24.519	$24.018		$22.906
Accumulation unit value at end of period	$26.381	$24.519		$24.018
Number of accumulation units outstanding at end of period (000’s omitted)	3	3		1

Subaccount	2006	2005	2004
Dreyfus VIF Money Market Subaccount
Accumulation unit value at beginning of period*	$10.029	$9.914		$9.952
Accumulation unit value at end of period	$10.336	$10.029		$9.914
Number of accumulation units outstanding at end of period (000’s omitted)	549	347		196
Fidelity VIP Contrafund® Subaccount
Accumulation unit value at beginning of period*	$29.521	$25.623		$23.097
Accumulation unit value at end of period	$32.494	$29.521		$25.623
Number of accumulation units outstanding at end of period (000’s omitted)	144	109		26
Fidelity VIP Equity-Income Subaccount
Accumulation unit value at beginning of period*	$27.115	$25.996		$23.801
Accumulation unit value at end of period	$32.110	$27.115		$25.996
Number of accumulation units outstanding at end of period (000’s omitted)	50	33		13
Fidelity VIP Growth Subaccount
Accumulation unit value at beginning of period*	$31.831	$30.537		$29.366
Accumulation unit value at end of period	$33.510	$31.831		$30.537
Number of accumulation units outstanding at end of period (000’s omitted)	6	4		2
Fidelity VIP Index 500 Subaccount
Accumulation unit value at beginning of period*	$138.323	$134.275		$123.952
Accumulation unit value at end of period	$157.323	$138.323		$134.275
Number of accumulation units outstanding at end of period (000’s omitted)	15	11		3
Fidelity VIP Mid Cap Subaccount
Accumulation unit value at beginning of period**	$12.142	$10.000	$	N/A
Accumulation unit value at end of period	$13.482	$12.142	$	N/A
Number of accumulation units outstanding at end of period (000’s omitted)	36	6		N/A
Franklin Global Communications Securities Subaccount
Accumulation unit value at beginning of period*	$13.248	$11.612		$10.190
Accumulation unit value at end of period	$16.258	$13.248		$11.612
Number of accumulation units outstanding at end of period (000’s omitted)	20	1		3
Franklin Growth and Income Securities Subaccount
Accumulation unit value at beginning of period**	$10.459	$10.000	$	N/A
Accumulation unit value at end of period	$12.031	$10.459	$	N/A
Number of accumulation units outstanding at end of period (000’s omitted)	7	0		N/A
Franklin Rising Dividends Securities Subaccount
Accumulation unit value at beginning of period*	$13.554	$13.301		$12.222
Accumulation unit value at end of period	$15.641	$13.554		$13.301
Number of accumulation units outstanding at end of period (000’s omitted)	115	79		51
Franklin Small Cap Value Securities Subaccount
Accumulation unit value at beginning of period*	$17.253	$16.099		$13.523
Accumulation unit value at end of period	$19.885	$17.253		$16.099
Number of accumulation units outstanding at end of period (000’s omitted)	89	74		8
Franklin Strategic Income Securities Subaccount
Accumulation unit value at beginning of period*	$11.771	$11.776		$10.822
Accumulation unit value at end of period	$12.554	$11.771		$11.776
Number of accumulation units outstanding at end of period (000’s omitted)	99	96		7
Franklin U.S. Government Subaccount
Accumulation unit value at beginning of period*	$10.272	$10.181		$9.921
Accumulation unit value at end of period	$10.527	$10.272		$10.181
Number of accumulation units outstanding at end of period (000’s omitted)	40	63		29
Franklin Zero Coupon 2010 Subaccount
Accumulation unit value at beginning of period*	$10.240	$10.258		$9.894
Accumulation unit value at end of period	$10.331	$10.240		$10.258
Number of accumulation units outstanding at end of period (000’s omitted)	157	124		25
Mutual Discovery Securities Subaccount
Accumulation unit value at beginning of period*	$16.481	$14.424		$12.689
Accumulation unit value at end of period	$19.982	$16.481		$14.424
Number of accumulation units outstanding at end of period (000’s omitted)	109	68		12
Mutual Shares Securities Subaccount
Accumulation unit value at beginning of period*	$14.483	$13.296		$12.170
Accumulation unit value at end of period	$16.892	$14.483		$13.296
Number of accumulation units outstanding at end of period (000’s omitted)	54	13		5
Templeton Developing Markets Securities Subaccount
Accumulation unit value at beginning of period*	$22.320	$17.777		$14.477
Accumulation unit value at end of period	$28.168	$22.320		$17.777
Number of accumulation units outstanding at end of period (000’s omitted)	105	141		7
Templeton Global Asset Allocation Subaccount
Accumulation unit value at beginning of period**	$10.539	$10.000	$	N/A
Accumulation unit value at end of period	$12.576	$10.539	$	N/A
Number of accumulation units outstanding at end of period (000’s omitted)	6	3		N/A
JPMorgan Insurance Trust Core Bond Subaccount (formerly JPMorgan Investment Trust Bond Subaccount)
Accumulation unit value at beginning of period*	$10.317	$10.227		$9.950
Accumulation unit value at end of period	$10.585	$10.317		$10.227
Number of accumulation units outstanding at end of period (000’s omitted)	166	9		5

Subaccount	2006	2005	2004
JPMorgan Insurance Trust Government Bond Subaccount (formerly JPMorgan Investment Trust Government Bond Subaccount)
Accumulation unit value at beginning of period*	$10.429	$10.268	$9.942
Accumulation unit value at end of period	$10.632	$10.429	$10.268
Number of accumulation units outstanding at end of period (000’s omitted)	14	51	0
JPMorgan Insurance Trust Balanced Subaccount (formerly JPMorgan Investment Trust Balanced Subaccount)
Accumulation unit value at beginning of period*	$10.646	$10.542	$10.014
Accumulation unit value at end of period	$11.641	$10.646	$10.542
Number of accumulation units outstanding at end of period (000’s omitted)	2	4	4
JPMorgan Insurance Trust Intrepid Growth Subaccount (formerly JPMorgan Insurance Trust Large Cap Growth Subaccount)
Accumulation unit value at beginning of period*	$11.052	$10.677	$10.137
Accumulation unit value at end of period	$11.474	$11.052	$10.677
Number of accumulation units outstanding at end of period (000’s omitted)	1	1	0
JPMorgan Insurance Trust Equity Index Subaccount (formerly JPMorgan Investment Trust Equity Index Subaccount)
Accumulation unit value at beginning of period*	$11.417	$11.093	$10.242
Accumulation unit value at end of period	$12.983	$11.417	$11.093
Number of accumulation units outstanding at end of period (000’s omitted)	4	6	1
JPMorgan Insurance Trust Diversified Equity Subaccount (formerly JPMorgan Investment Trust Diversified Equity Subaccount)
Accumulation unit value at beginning of period*	$10.856	$10.768	$10.053
Accumulation unit value at end of period	$12.424	$10.856	$10.768
Number of accumulation units outstanding at end of period (000’s omitted)	34	26	20
JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount (formerly JPMorgan Investment Trust Mid Cap Growth Subaccount)
Accumulation unit value at beginning of period*	$12.271	$11.211	$10.399
Accumulation unit value at end of period	$13.467	$12.271	$11.211
Number of accumulation units outstanding at end of period (000’s omitted)	26	10	1
JPMorgan Insurance Trust Intrepid Mid Cap Subaccount (formerly JPMorgan Investment Trust Diversified Mid Cap Subaccount)
Accumulation unit value at beginning of period*	$13.168	$11.414	$10.094
Accumulation unit value at end of period	$14.806	$13.168	$11.414
Number of accumulation units outstanding at end of period (000’s omitted)	37	28	1
JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount (formerly JPMorgan Investment Trust Mid Cap Value Subaccount)
Accumulation unit value at beginning of period*	$12.459	$11.522	$10.275
Accumulation unit value at end of period	$14.328	$12.459	$11.522
Number of accumulation units outstanding at end of period (000’s omitted)	38	20	8
JPMorgan International Equity Subaccount
Accumulation unit value at beginning of period*	$16.856	$15.455	$13.363
Accumulation unit value at end of period	$20.268	$16.856	$15.455
Number of accumulation units outstanding at end of period (000’s omitted)	122	87	23
JPMorgan Mid Cap Value Subaccount
Accumulation unit value at beginning of period*	$15.794	$14.678	$12.907
Accumulation unit value at end of period	$18.181	$15.794	$14.678
Number of accumulation units outstanding at end of period (000’s omitted)	77	101	24
JPMorgan Small Company Subaccount
Accumulation unit value at beginning of period*	$17.274	$16.953	$13.980
Accumulation unit value at end of period	$19.573	$17.274	$16.953
Number of accumulation units outstanding at end of period (000’s omitted)	56	60	25
Janus Aspen Balanced Subaccount
Accumulation unit value at beginning of period*	$27.018	$25.402	$23.608
Accumulation unit value at end of period	$29.473	$27.018	$25.402
Number of accumulation units outstanding at end of period (000’s omitted)	17	11	3
Janus Aspen Large Cap Growth Subaccount
Accumulation unit value at beginning of period*	$19.612	$19.087	$18.060
Accumulation unit value at end of period	$21.522	$19.612	$19.087
Number of accumulation units outstanding at end of period (000’s omitted)	1	2	1
Janus Aspen Mid Cap Growth Subaccount
Accumulation unit value at beginning of period*	$27.063	$24.458	$21.278
Accumulation unit value at end of period	$30.293	$27.063	$24.458
Number of accumulation units outstanding at end of period (000’s omitted)	10	7	5
Janus Aspen Worldwide Growth Subaccount
Accumulation unit value at beginning of period*	$27.408	$26.276	$25.258
Accumulation unit value at end of period	$31.919	$27.408	$26.276
Number of accumulation units outstanding at end of period (000’s omitted)	20	3	2
Janus Aspen Mid Cap Value Subaccount
Accumulation unit value at beginning of period*	$16.820	$15.519	$13.823
Accumulation unit value at end of period	$19.068	$16.820	$15.519
Number of accumulation units outstanding at end of period (000’s omitted)	43	26	3

Subaccount	2006	2005	2004
Janus Aspen Small Company Value Subaccount
Accumulation unit value at beginning of period*	$15.915	$15.618	$13.301
Accumulation unit value at end of period	$19.110	$15.915	$15.618
Number of accumulation units outstanding at end of period (000’s omitted)	35	24	13
Oppenheimer Capital Appreciation Subaccount
Accumulation unit value at beginning of period*	$13.355	$12.927	$12.170
Accumulation unit value at end of period	$14.169	$13.355	$12.927
Number of accumulation units outstanding at end of period (000’s omitted)	33	21	14
Oppenheimer Global Securities Subaccount
Accumulation unit value at beginning of period*	$18.608	$16.558	$14.373
Accumulation unit value at end of period	$21.517	$18.608	$16.558
Number of accumulation units outstanding at end of period (000’s omitted)	87	60	20
Oppenheimer High Income Subaccount
Accumulation unit value at beginning of period*	$11.908	$11.849	$11.160
Accumulation unit value at end of period	$12.815	$11.908	$11.849
Number of accumulation units outstanding at end of period (000’s omitted)	100	68	35
Oppenheimer Main Street Subaccount
Accumulation unit value at beginning of period*	$13.546	$13.002	$12.116
Accumulation unit value at end of period	$15.316	$13.546	$13.002
Number of accumulation units outstanding at end of period (000’s omitted)	98	49	4
Oppenheimer Main Street Small Cap Subaccount
Accumulation unit value at beginning of period*	$17.396	$16.093	$13.759
Accumulation unit value at end of period	$19.652	$17.396	$16.093
Number of accumulation units outstanding at end of period (000’s omitted)	61	32	19
Oppenheimer MidCap Subaccount (formerly Oppenheimer Aggressive Growth Subaccount)
Accumulation unit value at beginning of period*	$15.578	$14.119	$12.645
Accumulation unit value at end of period	$15.763	$15.578	$14.119
Number of accumulation units outstanding at end of period (000’s omitted)	2	2	3
Oppenheimer Strategic Bond Subaccount
Accumulation unit value at beginning of period*	$11.656	$11.545	$10.755
Accumulation unit value at end of period	$12.315	$11.656	$11.545
Number of accumulation units outstanding at end of period (000’s omitted)	129	138	20

Additional Contract Options Elected (Total 0.35%)

(Separate Account Charges of 1.85% of the Daily Net Assets of the Separate Account)

Subaccount	2006	2005	2004
AIM V.I. Financial Services Subaccount
Accumulation unit value at beginning of period*	$13.520	$13.001	$12.128
Accumulation unit value at end of period	$15.458	$13.520	$13.001
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
AIM V.I. Global Health Care Subaccount(formerly AIM V.I. Health Sciences Subaccount)
Accumulation unit value at beginning of period*	$13.241	$12.469	$12.255
Accumulation unit value at end of period	$13.682	$13.241	$12.469
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
AIM V.I. Global Real Estate Subaccount (formerly AIM V.I. Real Estate Subaccount)
Accumulation unit value at beginning of period*	$19.616	$17.489	$12.771
Accumulation unit value at end of period	$27.467	$19.616	$17.489
Number of accumulation units outstanding at end of period (000’s omitted)	0	1	1
AIM V.I. Utilities Subaccount
Accumulation unit value at beginning of period*	$16.236	$14.153	$11.655
Accumulation unit value at end of period	$20.001	$16.236	$14.153
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
Alger American Growth Subaccount
Accumulation unit value at beginning of period*	$41.008	$37.278	$35.069
Accumulation unit value at end of period	$42.338	$41.008	$37.278
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
Alger American MidCap Growth Subaccount
Accumulation unit value at beginning of period*	$34.006	$31.535	$28.329
Accumulation unit value at end of period	$36.775	$34.006	$31.535
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
Alger American Small Capitalization Subaccount
Accumulation unit value at beginning of period*	$21.772	$18.971	$17.165
Accumulation unit value at end of period	$25.657	$21.772	$18.971
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
American Century VP Income & Growth Subaccount
Accumulation unit value at beginning of period*	$7.320	$7.125	$6.493
Accumulation unit value at end of period	$8.416	$7.320	$7.125
Number of accumulation units outstanding at end of period (000’s omitted)	0	3	2

Subaccount	2006	2005	2004
American Century VP Large Company Value Subaccount
Accumulation unit value at beginning of period**	$10.630	$10.000	$	N/A
Accumulation unit value at end of period	$12.523	$10.630	$	N/A
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		N/A
American Century VP Value Subaccount
Accumulation unit value at beginning of period*	$9.252	$8.972		$8.272
Accumulation unit value at end of period	$10.780	$9.252		$8.972
Number of accumulation units outstanding at end of period (000’s omitted)	1	1		0
Dreyfus IP MidCap Stock Subaccount
Accumulation unit value at beginning of period*	$15.077	$14.096		$12.467
Accumulation unit value at end of period	$15.940	$15.077		$14.096
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
Dreyfus IP Technology Growth Subaccount
Accumulation unit value at beginning of period*	$10.170	$10.009		$9.555
Accumulation unit value at end of period	$10.388	$10.170		$10.009
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
Dreyfus Socially Responsible Growth Subaccount
Accumulation unit value at beginning of period*	$24.163	$23.750		$22.702
Accumulation unit value at end of period	$25.908	$24.163		$23.750
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
Dreyfus VIF Money Market Subaccount
Accumulation unit value at beginning of period*	$9.955	$9.874		$9.934
Accumulation unit value at end of period	$10.224	$9.955		$9.874
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
Fidelity VIP Contrafund® Subaccount
Accumulation unit value at beginning of period*	$29.092	$25.337		$22.891
Accumulation unit value at end of period	$31.912	$29.092		$25.337
Number of accumulation units outstanding at end of period (000’s omitted)	2	1		0
Fidelity VIP Equity-Income Subaccount
Accumulation unit value at beginning of period*	$26.721	$25.706		$23.589
Accumulation unit value at end of period	$31.535	$26.721		$25.706
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
Fidelity VIP Growth Subaccount
Accumulation unit value at beginning of period*	$31.368	$30.196		$29.104
Accumulation unit value at end of period	$32.910	$31.368		$30.196
Number of accumulation units outstanding at end of period (000’s omitted)	0	1		1
Fidelity VIP Index 500 Subaccount
Accumulation unit value at beginning of period*	$136.310	$132.776		$122.848
Accumulation unit value at end of period	$154.503	$136.310		$132.776
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
Fidelity VIP Mid Cap Subaccount
Accumulation unit value at beginning of period**	$12.114	$10.000	$	N/A
Accumulation unit value at end of period	$13.405	$12.114	$	N/A
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		N/A
Franklin Global Communications Securities Subaccount
Accumulation unit value at beginning of period*	$13.155	$11.571		$10.177
Accumulation unit value at end of period	$16.089	$13.155		$11.571
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
Franklin Growth and Income Securities Subaccount
Accumulation unit value at beginning of period**	$10.434	$10.000	$	N/A
Accumulation unit value at end of period	$11.962	$10.434	$	N/A
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		N/A
Franklin Rising Dividends Securities Subaccount
Accumulation unit value at beginning of period*	$13.430	$13.225		$12.180
Accumulation unit value at end of period	$15.445	$13.430		$13.225
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
Franklin Small Cap Value Securities Subaccount
Accumulation unit value at beginning of period*	$17.095	$16.007		$13.476
Accumulation unit value at end of period	$19.636	$17.095		$16.007
Number of accumulation units outstanding at end of period (000’s omitted)	0	3		2
Franklin Strategic Income Securities Subaccount
Accumulation unit value at beginning of period*	$11.663	$11.708		$10.785
Accumulation unit value at end of period	$12.396	$11.663		$11.708
Number of accumulation units outstanding at end of period (000’s omitted)	2	1		0
Franklin U.S. Government Subaccount
Accumulation unit value at beginning of period*	$10.178	$10.122		$9.887
Accumulation unit value at end of period	$10.395	$10.178		$10.122
Number of accumulation units outstanding at end of period (000’s omitted)	1	0		0
Franklin Zero Coupon 2010 Subaccount
Accumulation unit value at beginning of period*	$10.146	$10.199		$9.859
Accumulation unit value at end of period	$10.201	$10.146		$10.199
Number of accumulation units outstanding at end of period (000’s omitted)	1	1		0

Subaccount	2006	2005	2004
Mutual Discovery Securities Subaccount
Accumulation unit value at beginning of period*	$16.330	$14.342		$12.645
Accumulation unit value at end of period	$19.731	$16.330		$14.342
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
Mutual Shares Securities Subaccount
Accumulation unit value at beginning of period*	$14.350	$13.220		$12.128
Accumulation unit value at end of period	$16.680	$14.350		$13.220
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
Templeton Developing Markets Securities Subaccount
Accumulation unit value at beginning of period*	$22.116	$17.676		$14.427
Accumulation unit value at end of period	$27.815	$22.116		$17.676
Number of accumulation units outstanding at end of period (000’s omitted)	0	1		1
Templeton Global Asset Allocation Subaccount
Accumulation unit value at beginning of period**	$10.515	$10.000	$	N/A
Accumulation unit value at end of period	$12.504	$10.515	$	N/A
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		N/A
JPMorgan Insurance Trust Core Bond Subaccount (formerly JPMorgan Investment Trust Bond Subaccount)
Accumulation unit value at beginning of period*	$10.245	$10.191		$9.937
Accumulation unit value at end of period	$10.475	$10.245		$10.191
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
JPMorgan Insurance Trust Government Bond Subaccount (formerly JPMorgan Investment Trust Government Bond Subaccount)
Accumulation unit value at beginning of period*	$10.356	$10.232		$9.929
Accumulation unit value at end of period	$10.522	$10.356		$10.232
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
JPMorgan Insurance Trust Balanced Subaccount (formerly JPMorgan Investment Trust Balanced Subaccount)
Accumulation unit value at beginning of period*	$10.572	$10.504		$10.001
Accumulation unit value at end of period	$11.520	$10.572		$10.504
Number of accumulation units outstanding at end of period (000’s omitted)	1	1		0
JPMorgan Insurance Trust Intrepid Growth Subaccount (formerly JPMorgan Insurance Trust Large Cap Growth Subaccount)
Accumulation unit value at beginning of period*	$10.974	$10.639		$10.124
Accumulation unit value at end of period	$11.355	$10.974		$10.639
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
JPMorgan Insurance Trust Equity Index Subaccount (formerly JPMorgan Investment Trust Equity Index Subaccount)
Accumulation unit value at beginning of period*	$11.337	$11.053		$10.229
Accumulation unit value at end of period	$12.848	$11.337		$11.053
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
JPMorgan Insurance Trust Diversified Equity Subaccount (formerly JPMorgan Investment Trust Diversified Equity Subaccount)
Accumulation unit value at beginning of period*	$10.781	$10.730		$10.040
Accumulation unit value at end of period	$12.295	$10.781		$10.730
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
JPMorgan Insurance Trust Diversified Mid Cap Growth Subaccount (formerly JPMorgan Investment Trust Mid Cap Growth Subaccount)
Accumulation unit value at beginning of period*	$12.185	$11.171		$10.386
Accumulation unit value at end of period	$13.327	$12.185		$11.171
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
JPMorgan Insurance Trust Intrepid Mid Cap Subaccount (formerly JPMorgan Investment Trust Diversified Mid Cap Subaccount)
Accumulation unit value at beginning of period*	$13.076	$11.373		$10.081
Accumulation unit value at end of period	$14.652	$13.076		$11.373
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
JPMorgan Insurance Trust Diversified Mid Cap Value Subaccount (formerly JPMorgan Investment Trust Mid Cap Value Subaccount)
Accumulation unit value at beginning of period*	$12.372	$11.481		$10.262
Accumulation unit value at end of period	$14.179	$12.372		$11.481
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0
JPMorgan International Equity Subaccount
Accumulation unit value at beginning of period*	$16.702	$15.367		$13.316
Accumulation unit value at end of period	$20.014	$16.702		$15.367
Number of accumulation units outstanding at end of period (000’s omitted)	0	2		1
JPMorgan Mid Cap Value Subaccount
Accumulation unit value at beginning of period*	$15.649	$14.593		$12.863
Accumulation unit value at end of period	$17.953	$15.649		$14.593
Number of accumulation units outstanding at end of period (000’s omitted)	1	4		2
JPMorgan Small Company Subaccount
Accumulation unit value at beginning of period*	$17.022	$16.764		$13.856
Accumulation unit value at end of period	$19.222	$17.022		$16.764
Number of accumulation units outstanding at end of period (000’s omitted)	0	0		0

Subaccount	2006	2005	2004
Janus Aspen Balanced Subaccount
Accumulation unit value at beginning of period*	$26.625	$25.119	$23.398
Accumulation unit value at end of period	$28.945	$26.625	$25.119
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
Janus Aspen Large Cap Growth Subaccount
Accumulation unit value at beginning of period*	$19.327	$18.874	$17.899
Accumulation unit value at end of period	$21.136	$19.327	$18.874
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
Janus Aspen Mid Cap Growth Subaccount
Accumulation unit value at beginning of period*	$26.669	$24.185	$21.089
Accumulation unit value at end of period	$29.750	$26.669	$24.185
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
Janus Aspen Worldwide Growth Subaccount
Accumulation unit value at beginning of period*	$27.009	$25.983	$25.033
Accumulation unit value at end of period	$31.347	$27.009	$25.983
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
Janus Aspen Mid Cap Value Subaccount
Accumulation unit value at beginning of period*	$16.666	$15.430	$13.775
Accumulation unit value at end of period	$18.829	$16.666	$15.430
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
Janus Aspen Small Company Value Subaccount
Accumulation unit value at beginning of period*	$15.770	$15.528	$13.255
Accumulation unit value at end of period	$18.870	$15.770	$15.528
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
Oppenheimer Capital Appreciation Subaccount
Accumulation unit value at beginning of period*	$13.233	$12.853	$12.128
Accumulation unit value at end of period	$13.992	$13.233	$12.853
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
Oppenheimer Global Securities Subaccount
Accumulation unit value at beginning of period*	$18.438	$16.463	$14.324
Accumulation unit value at end of period	$21.247	$18.438	$16.463
Number of accumulation units outstanding at end of period (000’s omitted)	1	0	0
Oppenheimer High Income Subaccount
Accumulation unit value at beginning of period*	$11.800	$11.781	$11.122
Accumulation unit value at end of period	$12.655	$11.800	$11.781
Number of accumulation units outstanding at end of period (000’s omitted)	0	2	1
Oppenheimer Main Street Subaccount
Accumulation unit value at beginning of period*	$13.422	$12.927	$12.074
Accumulation unit value at end of period	$15.142	$13.422	$12.927
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
Oppenheimer Main Street Small Cap Subaccount
Accumulation unit value at beginning of period*	$17.237	$16.001	$13.712
Accumulation unit value at end of period	$19.406	$17.237	$16.001
Number of accumulation units outstanding at end of period (000’s omitted)	1	1	0
Oppenheimer MidCap Subaccount (formerly Oppenheimer Aggressive Growth Subaccount)
Accumulation unit value at beginning of period*	$15.436	$14.038	$12.601
Accumulation unit value at end of period	$15.565	$15.436	$14.038
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0
Oppenheimer Strategic Bond Subaccount
Accumulation unit value at beginning of period*	$11.550	$11.478	$10.718
Accumulation unit value at end of period	$12.161	$11.550	$11.478
Number of accumulation units outstanding at end of period (000’s omitted)	0	0	0

*	Commencement of Offering on May 3, 2004.

**	Commencement of Offering on May 2, 2005.

PROTECTIVE LIFE, THE SEPARATE ACCOUNT AND THE FUNDS

Protective Life Insurance Company

Protective Life Insurance Company is now the issuer of the Contract described in this prospectus and is responsible for providing each Contract’s insurance and annuity benefits. On July 3, 2006, we acquired CILAAC from JPMorgan Chase & Co. Prior to April 1, 2007, CILAAC issued the Contracts. Effective April 1, 2007, CILAAC merged with and into Protective Life (“Merger”). On the date of the Merger, Protective Life acquired from CILAAC all of CILAAC’s assets and became directly liable for CILAAC’s liabilities and obligations with respect to all Contracts issued by CILAAC then outstanding. We have reinsured 100% of the variable annuity business of CILAAC to Commonwealth Annuity and Life Insurance Company, a subsidiary of The Goldman Sachs Group, Inc., formerly known as Allmerica Financial Life and Annuity Company. The benefits and provisions of the Contracts are not changed by these transactions.

The Merger was approved by the boards of directors of Protective Life and CILAAC. The Merger also received regulatory approval from the State of Tennessee and Illinois Departments of Insurance, the states of domicile of Protective Life and CILAAC, respectively. The Merger did not affect the terms of, or the rights and obligations under your Contract, other than to reflect the change to the company that guarantees your Contract benefits from CILAAC to Protective Life. You will receive a Contract endorsement from Protective Life that reflect the change from CILAAC to Protective Life. The Merger also did not result in any adverse tax consequences for any Contract owners.

We are a Tennessee corporation founded in 1907. Our offices are located at 2801 Highway 280 South, Birmingham, Alabama 35223. We provide life insurance, annuities, and guaranteed investment contracts. We are currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2006, we had had total assets of approximately $39.2 billion. We are the principal operating subsidiary of Protective Life Corporation (“PLC”), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $39.8 billion at December 31, 2006.

The Separate Account

The Separate Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or Protective Life. The Separate Account was established as a separate investment account of CILAAC on May 23, 2003, pursuant to Illinois law. On April 1, 2007, CILAAC merged with and into Protective Life, and the Separate Account was transferred to Protective Life. Protective Life is now the issuer of the Contracts and is the “Depositor” of the Separate Account.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

Fifty-five Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Funds or Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions, under all Contracts or in all retirement plans.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Funds

The Separate Account invests in shares of the following Funds:

•	AIM Variable Insurance Funds

•	The Alger American Fund

•	American Century Variable Portfolios, Inc.

•	Dreyfus Investment Portfolios

•	The Dreyfus Socially Responsible Growth Fund, Inc.

•	Dreyfus Variable Investment Fund

•	Fidelity Variable Insurance Products Funds

•	Franklin Templeton Variable Insurance Products Trust

•	JPMorgan Insurance Trust (formerly JPMorgan Investment Trust)

•	J.P. Morgan Series Trust II

•	Janus Aspen Series

•	Oppenheimer Variable Account Funds

The Funds provide investment vehicles for variable life insurance and variable annuity contracts. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that the Funds’ responses to any of those events insufficiently protect Owners, we will take appropriate action.

The Funds may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The 55 Portfolios or Funds are summarized below:

AIM Variable Insurance Funds

AIM V.I. Financial Services Fund seeks capital growth.

AIM V.I Global Health Care Fund (formerly AIM V.I. Health Sciences Fund) seeks capital growth.

AIM V.I. Global Real Estate Fund (formerly AIM V.I. Real Estate Fund) seeks high total return.

AIM V.I. Utilities Fund seeks capital growth and current income.

The Alger American Fund

Alger American Growth Portfolio seeks long-term capital appreciation.

Alger American MidCap Growth Portfolio seeks long-term capital appreciation.

Alger American Small Capitalization Portfolio seeks long-term capital appreciation.

American Century Variable Portfolios, Inc.

American Century VP Income & Growth Fund seeks capital growth by investing in common stocks. Income is a secondary objective.

American Century VP Large Company Value Fund seeks long-term capital growth. Income is a secondary objective.

American Century VP Value Fund seeks long-term capital growth. Income is a secondary objective.

Dreyfus Investment Portfolios

Dreyfus IP MidCap Stock Portfolio seeks investment results that are greater than the total return performance of medium-size domestic companies in the aggregate as represented by the Standard and Poor’s MidCap 400® Index.*

Dreyfus IP Technology Growth Portfolio seeks capital appreciation. To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation.

The Dreyfus Socially Responsible Growth Fund, Inc.

The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund, under normal circumstances, invests at least 80% of its assets in the common stocks of companies that, in the opinion of the Fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Dreyfus Variable Investment Fund

Dreyfus VIF Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.**

Fidelity Variable Insurance Products Funds

Fidelity VIP Contrafund® Portfolio (Initial Class Shares) seeks long-term capital appreciation.

Fidelity VIP Equity-Income Portfolio (Initial Class Shares) seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P® 500.

Fidelity VIP Growth Portfolio (Initial Class Shares) seeks to achieve capital appreciation.

Fidelity VIP Index 500 Portfolio (Service Class 2 Shares) seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P® 500.

Fidelity VIP Mid Cap Portfolio (Initial Class Shares) seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Communications Securities Fund seeks capital appreciation and current income.

Franklin Growth and Income Securities Fund seeks capital appreciation with current income as a secondary goal.

Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration.

Franklin Small Cap Value Securities Fund seeks long-term total return.

Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective.

Franklin U.S. Government Fund seeks income.

Franklin Zero Coupon Fund 2010 seeks as high an investment return as is consistent with capital preservation.

Mutual Discovery Securities Fund seeks capital appreciation.

Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal.

Templeton Developing Markets Securities Fund seeks long-term capital appreciation.

Templeton Global Asset Allocation Fund seeks high total return.

JPMorgan Insurance Trust (formerly JPMorgan Investment Trust)

JPMorgan Insurance Trust Core Bond Portfolio 1 (formerly JPMorgan Investment Trust Bond Portfolio) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

JPMorgan Insurance Trust Government Bond Portfolio 1 (formerly JPMorgan Investment Trust Government Bond Portfolio) seeks a high level of current income with liquidity and safety of principal.

JPMorgan Insurance Trust Balanced Portfolio 1 (formerly JPMorgan Investment Trust Balanced Portfolio) seeks to provide total return while preserving capital.

JPMorgan Insurance Trust Intrepid Growth Portfolio 1 (formerly JPMorgan Insurance Trust Large Cap Growth Portfolio) seeks to provide long-term capital growth.

JPMorgan Insurance Trust Equity Index Portfolio 1 (formerly JPMorgan Investment Trust Equity Index Portfolio) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

JPMorgan Insurance Trust Diversified Equity Index Portfolio 1 (formerly JPMorgan Investment Trust Diversified Equity Portfolio) seeks to provide high total return from a portfolio of selected equity securities.

JPMorgan Investment Trust Diversified Mid Cap Growth Portfolio 1 (formerly JPMorgan Investment Trust Mid Cap Growth Portfolio) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

JPMorgan Investment Trust Intrepid Mid Cap Portfolio 1 (formerly JPMorgan Investment Trust Diversified Mid Cap Portfolio) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio 1 (formerly JPMorgan Investment Trust Mid Cap Value Portfolio) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

J.P. Morgan Series Trust II

JPMorgan International Equity Portfolio seeks to provide high total return from a portfolio of equity securities of foreign companies.

JPMorgan Mid Cap Value Portfolio seeks to provide growth from capital appreciation.

JPMorgan Small Company Portfolio seeks to provide high total return from a portfolio of small company stocks.

Janus Aspen Series

Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Janus Aspen Large Cap Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

Janus Aspen Mid Cap Growth Portfolio seeks long-term growth of capital.

Janus Aspen Mid Cap Value Portfolio seeks capital appreciation.

Janus Aspen Small Company Value Portfolio seeks capital appreciation.

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation.

Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation.

Oppenheimer High Income Fund/VA seeks a high level of current income.

Oppenheimer Main Street Fund®/VA seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

Oppenheimer Main Street Small Cap Fund®/VA seeks capital appreciation.

Oppenheimer MidCap Fund/VA (formerly Oppenheimer Aggressive Growth Fund/VA) seeks capital appreciation by investing in “growth type” companies.

Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities.

*	“Standard & Poor’s®,” “S&P®” and “S&P MidCap 400®” are trademarks of The McGraw-Hill Companies, Inc. The Dreyfus Corporation has been licensed to use such trademarks, as applicable. The Dreyfus I.P. MidCap Stock Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, and Standard & Poor’s® makes no representation regarding the advisability of investing in the Portfolio. Additional information may be found in the Portfolio’s Statement of Additional Information.

**	Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Funds and Portfolios may not achieve their stated objectives. More detailed information, including a description of risks involved in investing in the Portfolios, is found in the Funds’ prospectuses accompanying this Prospectus, and statements of additional information available from us upon request.

AIM Advisors, Inc. is the investment adviser for the available Portfolios of AIM Variable Insurance Funds, INVESCO Institutional (N.A.), Inc. is the sub-adviser for the AIM V.I. Global Real Estate Fund (formerly AIM V.I. Real Estate Fund).

Fred Alger Management, Inc. serves as the investment adviser for the available Portfolios of The Alger American Fund.

American Century Investment Management, Inc. is the investment adviser for the available Portfolios of the American Century Variable Portfolios, Inc.

The Dreyfus Corporation serves as the investment adviser for the available Portfolios of the Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and the available Portfolios of the Dreyfus Variable Investment Fund.

Fidelity Management & Research Company is the investment adviser for the available Portfolios of the Fidelity Variable Insurance Products Funds. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) in London, England, Fidelity Management & Research (Far East), Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan and FMR Co., Inc. (FMRC) serve as the sub-advisers for the Fidelity VIP Contrafund® Portfolio. FMRC serves as the sub-adviser for the Fidelity VIP Equity-Income Fund and the Fidelity VIP Growth Fund. Geode Capital Management, LLC serves as the sub-adviser for the Fidelity VIP Index 500 Fund.

Franklin Advisory Services, LLC is the investment adviser for the Franklin Rising Dividends Securities Fund and the Franklin Small Cap Value Securities Fund. Franklin Advisers, Inc. is the investment adviser for the Franklin Global Communications Securities Fund, the Franklin Strategic Income Securities Fund, the Franklin U.S. Government Fund, the Franklin Growth and Income Securities Fund and the Franklin Zero Coupon Fund 2010. Franklin Mutual Advisers, LLC is the investment adviser for the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets Securities Fund. Templeton Investment Council, LLC is the investment advisor for the Templeton Global Asset Allocation Fund.

JPMorgan Investment Advisors Inc. is the investment adviser for the available Portfolios of the JPMorgan Insurance Trust (formerly JPMorgan Investment Trust).

J.P. Morgan Investment Management Inc. is the investment adviser for the available Portfolios of the J.P. Morgan Series Trust II.

Janus Capital Management LLC is the investment adviser for the available Portfolios of the Janus Aspen Series. Perkins, Wolf, McDonnell and Company, LLC is the subadviser for Janus Aspen Mid Cap Value Portfolio.

OppenheimerFunds, Inc. is the investment manager for the available Portfolios of the Oppenheimer Variable Account Funds.

The investment advisers are paid fees for their services by the Funds they manage. We may receive compensation from the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangements. Such compensation typically is a percentage of Separate Account assets invested in the relevant Fund and generally may range up to 0.30% annually of net assets. We may also receive Rule 12b-1 fees directly from the Funds for providing services related to shares of Portfolios offered in connection with a Rule 12b-1 plan.

Change of Investments

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We reserve the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to any shares held by a Subaccount without prior notice and the SEC’s prior approval, if required. The Separate Account may purchase other securities for other series or classes of contracts, or may permit a conversion between series or classes of contracts on the basis of requests made by Owners.

We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount if marketing, tax, or investment conditions warrant. We will notify all Owners of these changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be:

•	operated as a management company under the Investment Company Act of 1940 (“1940 Act”);

•	deregistered under that Act in the event such registration is no longer required; or

•	combined with our other separate accounts.

To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

FIXED ACCOUNT

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account or the interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under the Fixed Account, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account unless we refer to fixed accumulation and annuity elements.

We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate not less than the minimum rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. We reserve the right to change the amount of excess interest credited. We also reserve the right to declare different rates of excess interest depending upon when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.

THE CONTRACTS

A. GENERAL INFORMATION.

When the Contracts were available for sale, the minimum initial Purchase Payment was $10,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. The minimum initial Purchase Payment was waived for Qualified Contracts that are part of an employer sponsored plan provided that scheduled periodic Purchase Payments of at least $100 will be made in connection with a salary reduction agreement. The minimum subsequent Purchase Payment is $100.

The maximum total Purchase Payments that may be made under the Contract is $1,000,000. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation. In addition, for Qualified Contracts, the maximum annual amount of Purchase Payments may be limited by the retirement plan funded by the Contract.

The maximum amount of Purchase Payments that may be allocated to the Fixed Account in any Contract Year is $1,000,000 for Qualified Contracts and $100,000 for Non-Qualified Contracts. Purchase Payments that are made under a systematic investment program that has been approved by us are not subject to this limitation. However, we reserve the right to modify or terminate this provision and subject all Purchase Payments to the $100,000 limitation.

We reserve the right to not allow allocation of any Purchase Payments to the Fixed Account if the Fixed Account interest rate applicable to such Purchase Payments would be less than or equal to 3%.

We reserve the right to waive or modify any Purchase Payment limitation and to not accept any Purchase Payment. We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

Generally, a bonus contract has higher expenses than a similar annuity without a bonus credit. You should consider the expenses along with the features and enhancements to be sure a bonus annuity meets your financial needs and goals. In certain circumstances you might be worse off due to a bonus credit.

You may examine the Contract and return it for a refund during the “free look” period. The length of the free look period depends upon the state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. The amount of the refund depends on the state in which the Contract is issued. Generally, it will be an amount at least equal to the Contract Value, determined without consideration of the Purchase Payment Bonus, or any deduction for Records Maintenance Charges on the date we receive the returned Contract. If you return the Contract during the free look period you will not receive the Purchase Payment Bonus nor will the amount you receive be affected by any gain or loss on the Purchase Payment Bonus before you return the Contract. Some states require the return of the Purchase Payment. In addition, a special free look period applies in some circumstances to Contracts issued as Individual Retirement Annuities, Simplified Employee Pensions—IRAs or as Roth Individual Retirement Annuities.

You designate the beneficiary. During the Accumulation Period and prior to the death of an Owner, you may change a Beneficiary at any time by signing our form. After the Annuity Date, the Beneficiary may be changed prior to the death of an Owner or the Annuitant. However, in the case of joint owners, the surviving joint owner is automatically the primary beneficiary and cannot be changed. No Beneficiary change is binding on us until we receive it. We assume no responsibility for the validity of a Beneficiary change. If you die, and no designated Beneficiary or contingent Beneficiary is alive at that time, we will pay your estate.

Amounts payable during the Annuity Period may not be assigned. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the payee’s debts or obligations.

Under a Qualified Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Contract may not be assigned.

The Annuitant is shown in the Contract Schedule. Prior to the Annuity Date, an Annuitant may be replaced or added unless the Owner is a non-natural person. Any replacement or additional Annuitant must not have attained age 81 prior to the date the Contract was issued. There must be at least one Annuitant at all times. If the Annuitant dies, the youngest Owner will become the new Annuitant unless there is a surviving joint Annuitant or a new Annuitant is otherwise named. If an Annuitant, who is not an Owner, dies prior to the Annuity Date, a death benefit is not paid unless the Owner is a non-natural person. If joint Annuitants are designated, the survivor will become the Annuitant if one of the joint Annuitants dies before the Annuity Date, unless the Owner is a non-natural person. Joint Annuitants are only permitted in Non-Qualified Contracts.

B. PURCHASE PAYMENT BONUS.

This is a bonus Contract. This means that your Purchase Payments may be increased by the Purchase Payment Bonus (“PPB”). It is important to remember that this Contract is a long-term investment. Consider your need to make withdrawals from or terminate the Contract in the short-term as your expenses can outweigh the benefits of the PPB offered.

We also offer variable annuity contracts that do not provide a PPB and, therefore, have lower fees. You should carefully consider whether the Contract is the best variable annuity for you. Generally the Contract is most suited for those who intend to hold it for a relatively long time. We use a portion of the mortality and expense risk charges and the Withdrawal Charge to help recover the cost of providing the PPB under the Contract. We expect to make a profit from these charges. Under certain circumstances (such as a period of poor market performance) the cost associated with the PPB may exceed the sum of the PPB and any related earnings. You should consider this possibility before purchasing the Contract.

The PPB currently is 4%. The PPB offered at Contract issue is guaranteed for as long as you own the Contract. No PPB is applied after 15 Contract Years. The PPB is not considered to be an “investment in the contract” for income tax purposes. (See “Federal Income Taxes.”)

C. LIMITATIONS ON YOUR PURCHASE PAYMENT BONUS.

There are important limitations on your PPB. These limitations are:

•	You will not receive the PPB if you return the Contract during the free look period. We assume all investment risk on the forfeited PPB.

•	You will not receive the PPB on Purchase Payments we receive after the Contract’s 15th Contract Anniversary.

•

We reserve the right to not increase a Purchase Payment by the Purchase Payment Bonus if at the time the Purchase Payment is made, the sum of partial withdrawals and loans made under the contract exceeds the sum of Purchase Payments and loan repayments.

D. APPLICATION OF PURCHASE PAYMENTS.

You allocate your Purchase Payments to the Subaccount(s) and/or the Fixed Account. Your PPB will be allocated ratably pursuant to your Purchase Payment allocation. Each Purchase Payment allocated to a Subaccount purchases a number of Accumulation Units, determined by the Accumulation Unit value as computed after we receive the Purchase Payment. Generally, we determine the value of an Accumulation Unit as of 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to the Fixed Account begin earning interest one day after we receive them. With respect to initial Purchase Payments, the amount is credited no later than 2 business days after the application for the Contract is complete. After the initial purchase, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount’s Accumulation Unit value, as computed after we receive the Purchase Payment.

The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Records Maintenance Charge. The number of Accumulation Units is reduced when the Records Maintenance Charge is assessed. (See “Records Maintenance Charge” below).

If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within 5 business days after we receive the initial Purchase Payment, or if we determine that we cannot issue the Contract within the 5 day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the Purchase Payment until the application is completed.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

E. ACCUMULATION UNIT VALUE.

Each Subaccount has an Accumulation Unit value for each combination of asset based charges. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units credited is based on the Subaccount’s Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are canceled in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the relevant investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. The Accumulation Unit values for each Valuation Period are applied to each day in the Valuation Period.

Each Subaccount has its own investment experience factor for each combination of asset based charges. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

(a divided by b) minus c, where:

(a) is:

•	the net asset value per share of the Portfolio held in the Subaccount as of the end of the current Valuation Period; plus

•	the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

•	a charge or credit for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

(b) is the net asset value per share of the Portfolio held in the Subaccount as of the end of the preceding Valuation Period;

(c) is the factor representing asset-based charges (the mortality and expense risk and administration charges plus any applicable charges for optional death benefits).

F. CONTRACT VALUE.

On any Valuation Date, Contract Value equals the total of:

•	the number of Accumulation Units credited to each Subaccount, times

•	the value of a corresponding Accumulation Unit for each Subaccount, plus

•	your Fixed Account Contract Value.

G. TRANSFERS DURING THE ACCUMULATION PERIOD.

During the Accumulation Period, you may transfer your Contract Value among the Subaccounts and the Fixed Account, subject to the following provisions:

•	the minimum amount which may be transferred is $100 for each Subaccount and Fixed Account or, if smaller, the remaining value in the Subaccount or Fixed Account;

•

no partial transfer will be made if the remaining Contract Value of the Fixed Account or any Subaccount will be less than $100, unless the transfer will eliminate your interest in the applicable account;

•	no transfer may be made within seven calendar days of the date on which the first annuity payment is due;

•

total transfers out of the Fixed Account in any Contract Year may not exceed 25% of the value of the Fixed Account as of the prior Contract anniversary or, in the case of transfers in the first Contract Year, the issue date. Transfers made under a systematic investment program approved by us are not currently subject to this limitation, but we reserve the right to impose this or a modified limitation on such transfers in the future. The entire Fixed Account Contract Value may be transferred if a transfer out of the Fixed Account would otherwise result in a Fixed Account Contract Value less than $5,000;

•	a transfer out of the Fixed Account is limited to the amount which exceeds Debt and any Withdrawal Charge applicable to the Fixed Account Contract Value;

•

total transfers into the Fixed Account in any Contract Year, that would be credited a current interest rate of 3% or less, may not exceed 25% of the Contract Value as of the prior Contract anniversary or, in the case of transfers in the first Contract Year, the issue date. Transfers made under a systematic investment program approved by us are not currently subject to this limitation but we reserve the right to impose this or a modified limitation on such transfers in the future;

•	we reserve the right to not allow any transfer into the Fixed Account if the Fixed Account interest rate applicable to such transfer would be less than or equal to 3%;

•

we reserve the right to restrict transfers for a period of 15 days after each transfer in excess of 12 in a Contract Year. Any transfer request received during such a period will not be processed unless resubmitted and received after the 15-day period;

•	we reserve the right to charge $10 for each transfer in excess of 12 in a Contract Year.

If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party’s instructions. However, we take no responsibility for any third party asset allocation or investment advisory service or program. We may suspend, limit or cancel acceptance of a third party’s instructions at any time and may restrict the investment options available for transfer under third party authorizations.

We make transfers pursuant to written or telephone instructions specifying in detail the requested changes. Transfers involving a Subaccount are based upon the Accumulation Unit values, as calculated after we receive transfer instructions. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

The following transfers must be requested through standard United States mail:

•	transfers in excess of $250,000 per Contract, per day, and

•

transfers into and out of the Janus Aspen Worldwide Growth, JPMorgan International Equity, Mutual Discovery Securities, Oppenheimer Global Securities and Templeton Developing Markets Securities Subaccounts in excess of $50,000 per Contract, per day.

These administrative procedures have been adopted under the Contract to protect the interests of the Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Portfolios.

We may suspend, modify or terminate the transfer provisions. If you submit a request for a transfer that is no longer permitted, we will notify you in writing that the transaction is not permissible.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as may be further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

H. MARKET TIMING.

The Contract is not designed for organizations or individuals engaged in market timing strategies in response to short-term fluctuations in the market, involving frequent transfers, transfers into and out of a Subaccount over a short period of time, or transfers representing a substantial percentage of the assets of any Subaccount. You should not purchase the Contract if you intend to engage in such market timing strategies. Market timing strategies may be disruptive to the management of the underlying Portfolios in which the Subaccounts invest and therefore, may be detrimental to Contract Owners by increasing costs, reducing performance, and diluting the value of interests in the underlying Portfolio.

We maintain policies and procedures in an effort to control disruptive market timing activity. We do not exempt any persons or class of persons from these policies. We require that transfers in excess of $250,000 per Contract, per day, and transfers into or out of specified Subaccounts in excess of $50,000 per Contract, per day, as described in the Transfers During the Accumulation Period section, above, must be requested through standard United States mail. In addition, we monitor trading activity in order to identify market timing strategies. If we identify suspicious transfer activity, we advise the Contract Owner in writing that we are monitoring their transfer activity and will impose restrictions if we identify a pattern of disruptive transfer activity. If a pattern of disruptive transfer activity is identified as a result of the continued monitoring, we will notify the Contract Owner in writing that all future transfers must be requested through standard United States mail.

If we identify market timing strategies that we believe to be detrimental to Contract Owners that are not addressed by the above procedures, we will take one or more of the following actions against Contract Owners that have been identified as engaging in disruptive transfer activity and we may establish these limitations for all Contract Owners:

•	Termination of transfer privileges;

•	Universal termination of telephone or electronic transfer privileges (for all Contract Owners);

•	Requiring a minimum time between transfers;

•	Limiting the total number of transfers;

•	Limiting the dollar amount that may be transferred at one time;

•	Refusing any transfer request; and

•

Not accepting transfer requests of someone acting on behalf of more than one Owner (in which case, we will notify the person making the request by telephone or in writing of our decision not to accept the transfer requests).

We review our policies and procedures from time to time and will change them or explore other actions if we discover that existing procedures fail to adequately curtail market timing activities. The actions we take will be based on our policies and procedures then in effect and will be applied uniformly among Contract Owners. Under rules recently adopted by the Securities and Exchange Commission as of April 16, 2007, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that will obligate us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Fund.

Although we will monitor transfer activity and as appropriate impose restrictions as described above, there is no assurance that we will be able to identify and curtail all potentially disruptive market timing activity. As a result, to the extent that we do not detect disruptive market timing or the restriction we impose fails to curtail it, it is possible that a market timer may be able to make additional disruptive market timing transactions with the result that the management of the underlying Portfolios in which the Subaccounts invest may be disrupted and Contract Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolio.

I. WITHDRAWALS DURING THE ACCUMULATION PERIOD.

You may redeem some or all of the Contract Value minus Debt and Withdrawal Charges. Withdrawals will have tax consequences. (See “Federal Income Taxes.”) A withdrawal of the entire Contract Value is called a surrender. Your ability to surrender may be limited by the terms of a qualified plan. (See “Federal Income Taxes.”)

In any Contract Year, you may make a partial withdrawal, subject to the following:

•	the partial withdrawal must be at least $500 or the value that remains in the Fixed Account or Subaccount, if smaller,

•	at least $100 must remain in a Subaccount after a withdrawal unless the account is eliminated by the withdrawal,

•

at least $100, plus Debt and any Withdrawal Charge attributable to the Fixed Account Contract Value must remain in the Fixed Account after a withdrawal unless the Fixed Account is eliminated by the withdrawal,

•	at least $500 of Contract Value plus Debt must remain in the Contract after the withdrawal or the withdrawal will be treated as a full surrender, and

•	direct transfers, rollovers, and exchanges are not permitted if there is an outstanding loan,

•	withdrawals will first reduce Purchase Payments in the chronological order in which they were received and then reduce any earnings.

If Contract Value is allocated to more than one Allocation Option, you must specify the source of the partial withdrawal. If you do not specify the source, we (1) cancel Accumulation Units on a pro rata basis from all Subaccounts in which you have an interest, and (2) redeem ratably from the Fixed Account.

Election to withdraw shall be made in writing to Protective Life Insurance Company, Contact Center, 2500 Westfield Drive, Elgin, IL 60123-7836 and should be accompanied by the Contract if surrender is requested. Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after we receive the request. The Withdrawal Value attributable to the Subaccounts is paid within 7 days after we receive the request. However, we may suspend withdrawals or delay payment:

•	during any period when the New York Stock Exchange is closed,

•	when trading in a Portfolio is restricted or the SEC determines that an emergency exists, or

•	as the SEC by order may permit.

For withdrawal requests from the Fixed Account, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current applicable interest rates.

A participant in the Texas Optional Retirement System (“ORP”) must obtain a certificate of termination from the participant’s employer before the Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures.

Withdrawals will reduce the death benefit in the proportion that the withdrawal, plus withdrawal charges, bears to the Contract Value. For example, if the death benefit is $100,000 and the Contract Value is $80,000, and a withdrawal, including withdrawal charges, of $20,000 is taken, the death benefit is then reduced to $75,000 as shown below.

•	$20,000/$80,000 = 25% ratio of withdrawal to Contract Value;

•	$100,000 × 25% = $25,000 of death benefit reduction; and

•	$100,000 death benefit—$25,000 = $75,000 remaining death benefit.

J. DEATH BENEFITS.

Standard Death Benefit

If you have not elected an Optional Enhanced Death Benefit rider, we will pay a death benefit if an Owner dies before the Annuity Date. If death occurs prior to the oldest Owner’s 75th birthday, the death benefit will be the greater of:

•	the Contract Value less Debt, and

•	the total amount of Purchase Payments, minus both Debt and the aggregate dollar amount of all adjustments for withdrawals.

If death occurs on or after the oldest owner’s 75th birthday, the death benefit is the Contract Value minus Debt.

The adjustment for withdrawals described above is a dollar amount determined for each withdrawal which is equal to (1) divided by (2), with the result multiplied by (3), where:

(1) is the amount of the withdrawal and withdrawal charges,

(2) is the Contract Value immediately prior to the withdrawal, and

(3) is the value of the death benefit immediately prior to the withdrawal.

Optional Enhanced Death Benefit Riders

There are two Optional Enhanced Death Benefit (“OEDB”) riders available under the Contract, Protective RSG Safeguard and Protective RSG Safeguard Plus. We may discontinue the offering of the OEDB riders at any time. The OEDB riders may not be available in all states.

The calculation of benefits under the OEDB riders changes after you attain age 81 and certain accruals of benefits cease after that age. Therefore, the OEDB riders may not be appropriate depending on your proximity to age 81. Prior to electing an OEDB rider, you should carefully consider the benefits available based on your age.

The investment options under the Contract are categorized as “Class 1 Accumulation Options” or “Class 2 Accumulation Options” solely for purposes of calculating the benefits and charges attributable to the OEDB. The Class 1 Accumulation Options are the Fixed Account and the Dreyfus VIF Money Market Subaccount. All other options are Class 2 Accumulation Options.

You may elect an OEDB rider only on the initial Contract application. You cannot elect an OEDB rider after the date we issue the Contract.

If you elect an OEDB rider, the death benefit paid upon the death of an Owner will be based on the option you selected.

Protective RSG Safeguard

Protective RSG Safeguard may be elected only if the oldest Owner is age 80 or younger at the date of application. The current charge for Protective RSG Safeguard is 0.20% of applicable Contract Value. (See “Contract Charges and Expenses.”)

If you elect Protective RSG Safeguard, the death benefit will be equal to the greatest of the following, less Debt:

(1) Contract Value;

(2) the Purchase Payment Death Benefit, described below; and

(3) the Step-Up Death Benefit, described below.

Protective RSG Safeguard Plus

Protective RSG Safeguard Plus may be elected only if the oldest Owner is age 75 or younger at the date of application. The current charge for Protective RSG Safeguard Plus is 0.35% of applicable Contract Value. (See “Contract Charges and Expenses”).

If you elect Protective RSG Safeguard Plus, the death benefit will be equal to the greatest of the following, less Debt:

(1) Contract Value;

(2) the Purchase Payment Death Benefit, described below;

(3) the Step-Up Death Benefit, described below; and

(4) the Roll-Up Death Benefit, described below.

The Purchase Payment Death Benefit for the Contract is equal to:

•	the sum of all Purchase Payments,

•	decreased by any premium taxes, and

•	decreased by any adjustments for withdrawals, described below.

The Step-Up Death Benefit on the Issue Date is equal to the initial Purchase Payment less premium taxes. On each subsequent Contract Anniversary, prior to the oldest Owner’s 81st birthday, the Step-Up Death Benefit equals the greater of (1) and (2) below. On all other Valuation Dates the Step-Up Death Benefit is equal to (2) below.

(1) Contract Value; or

(2) The Step-Up Death Benefit on the prior Contract Anniversary plus:

a) any Purchase Payments less premium taxes since the prior Contract Anniversary; and less:

b) the amount of all adjustments for withdrawals since the prior Contract Anniversary.

The Roll-Up Death Benefit is equal to the sum of the Roll-Up Death Benefit for Class 1 Accumulation Options and the Roll-Up Death Benefit for Class 2 Accumulation Options.

The Roll-Up Death Benefit for Class 1 Accumulation Options on the Issue Date is equal to the initial Purchase Payment less premium taxes allocated to the Class 1 Accumulation Options. On each subsequent Valuation Date, the Roll-Up Death Benefit for Class 1 Accumulation Options is adjusted by adding to the prior value:

(1) any subsequent Purchase Payments less premium taxes allocated to the Class 1 Accumulation Options, and

(2) any adjustments for transfers to Class 1 Accumulation Options, and subtracting:

(3) any adjustments for transfers from Class 1 Accumulation Options, and

(4) the amount of any adjustment for withdrawals from the Class 1 Accumulation Options.

The Roll-Up Death Benefit for Class 2 Accumulation Options on the Issue Date is equal to the initial Purchase Payment less premium taxes allocated to the Class 2 Accumulation Options. On each subsequent Valuation Date, the Roll-Up Death Benefit for Class 2 Accumulation Options is adjusted by adding to the prior value:

(1) interest at 5% per annum on the Roll-Up Death Benefit for Class 2 Accumulation Options, provided, however, that interest is not credited after the oldest Owner’s 80th birthday or whenever the Roll-Up Death Benefit equals or exceeds twice the amount of the Purchase Payment Death Benefit, and

(2) any subsequent Purchase Payments less premium taxes allocated to the Class 2 Accumulation Options, and

(3) any adjustments for transfers to Class 2 Accumulation Options, and subtracting:

(4) any adjustments for transfers from Class 2 Accumulation Options, and

(5) the amount of any adjustment for withdrawals from the Class 2 Accumulation Options.

Adjustments for Withdrawals (Purchase Payment Death Benefit and Step-Up Death Benefit)

Withdrawals and withdrawal charges will reduce the Purchase Payment Death Benefit and the Step-Up Death Benefit on a pro rata basis. (See “Withdrawals During the Accumulation Period.”) For each withdrawal, we make an adjustment equal to (1) divided by (2), with the result multiplied by (3), where:

(1) is the withdrawal and withdrawal charge amount,

(2) is the Contract Value immediately prior to the withdrawal, and

(3) is the value of the death benefit immediately prior to the withdrawal.

Adjustments for Transfers and Withdrawals (Roll-Up Death Benefit)

Transfers from Class 1 Accumulation Options to Class 2 Accumulation Options will reduce the Roll-Up Death Benefit for Class 1 Accumulation Options on a pro rata basis. The resulting increase in the Roll-Up Death Benefit for the Class 2 Accumulation Options is equal to the reduction in the Roll-Up Death Benefit for the Class 1 Accumulation Options.

Transfers from Class 2 Accumulation Options to Class 1 Accumulation Options will reduce the Roll-Up Death Benefit for the Class 2 Accumulation Options on a pro rata basis. The resulting increase in the Roll-Up Death Benefit for Class 1 Accumulation Options is equal to the reduction in the Roll-Up Death Benefit for the Class 2 Accumulation Options.

The adjustment for transfers and withdrawals from Class 1 Accumulation Options is equal to (1) divided by (2), with the result multiplied by (3), where:

(1) is the withdrawal and withdrawal charge or transfer amount,

(2) is the Contract Value allocated to the Class 1 Accumulation Options immediately prior to the withdrawal or transfer, and

(3) is the value of the Roll-Up Death Benefit for the Class 1 Accumulation Options immediately prior to the withdrawal or transfer.

The adjustment for transfers and withdrawals from Class 2 Accumulation Options is equal to (1) divided by (2), with the result multiplied by (3), where:

(1) is the withdrawal and withdrawal charge or transfer amount,

(2) is the Contract Value allocated to the Class 2 Accumulation Options immediately prior to the withdrawal or transfer, and

(3) is the value of the Roll-Up Death Benefit for the Class 2 Accumulation Options immediately prior to the withdrawal or transfer.

The calculation of the above adjustments is illustrated by the following examples. The examples assume a $100,000 Contract Value with $20,000 allocated to Class 1 Accumulation Options and $80,000 allocated to Class 2 Accumulation Options. The examples also assume the Roll-Up Death Benefit is $110,000 with $15,000 attributable to Class 1 Accumulation Options and $95,000 attributable to Class 2 Accumulation Options.

Example 1

If you withdraw $20,000 of Contract Value from Class 2 Accumulation Options (including withdrawal charges), the adjustment to the Roll-Up Death Benefit is $23,750, determined as follows: $20,000 divided by $80,000 multiplied by $95,000 = $23,750. Therefore, after the withdrawal, the Roll-Up Death Benefit is reduced to $86,250 ($110,000 - $23,750) with $15,000 attributable to Class 1 Accumulation Options and $71,250 ($95,000 - $23,750) attributable to Class 2 Accumulation Options.

Example 2

If you transfer $10,000 of Contract Value from Class 1 Accumulation Options to Class 2 Accumulation Options, the adjustments to the Roll-Up Death Benefit attributable to the Accumulation Options is $7,500, determined as follows: $10,000 divided by $20,000 multiplied by $15,000 = $7,500. Therefore, after the transfer, the Roll-Up Death Benefit remains at $110,000 but the amount attributable to Class 1 Accumulation Options is decreased to $7,500 ($15,000 - $7,500) and the amount attributable to Class 2 Accumulation Options is increased to $102,500 ($95,000 + $7,500).

The above information regarding the OEDB is a summary of the provisions contained in the rider to your Contract that will be issued if you elect an OEDB. You should consult the rider for additional details. The provisions of the rider are controlling.

If the Owner is a non-natural person, the OEDB will be based on the age of the oldest Annuitant.

Payment of Death Benefits

The applicable death benefit will be paid to the designated Beneficiary if an Owner dies during the Accumulation Period. If a joint Owner dies during the Accumulation Period, a death benefit will be paid to the surviving joint Owner. If the Owner is not a natural person, we will pay the death benefit upon the death of an Annuitant during the Accumulation Period. We will pay the death benefit to the Beneficiary after we receive due proof of death. We will then have no further obligation under the Contract.

We compute the applicable Contract Value under the death benefit at the end of the Valuation Period following our receipt of due proof of death, the return of the Contract and such other information we may require to process the death benefit. The proof may be a certified death certificate or any other written proof satisfactory to us. We compute the other applicable values under the death benefit as of the date of death.

The death benefit may be paid in a lump sum. This sum may be deferred for up to five years from the date of death. Instead of a lump sum, the Beneficiary may elect to have the death benefit distributed as stated in Annuity Option 1 for a period not to exceed the Beneficiary’s life expectancy; or Annuity Option 2 or 3 based upon the life expectancy of the Beneficiary as prescribed by federal tax regulations. The Beneficiary must make this choice within 60 days of the time we receive due proof of death, and distribution must commence within one year of the date of death. It may start later if permitted by federal regulations.

If the Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of your death.

If the Contract was issued as a Non-Qualified Plan Contract, an IRA or Roth IRA and your spouse is the only primary Beneficiary when you die, your surviving spouse may elect to be the successor Owner of the Contract by completing the spousal continuation section of the claim form submitted with due proof of your death. Your surviving spouse will become the Annuitant if no Annuitant is living at the time of your death. If your surviving spouse elects to become the successor Owner of the Contract on your death, thereby waiving claim to the death benefit otherwise payable, a death benefit will not be paid on your death. The Contract Value will be adjusted to equal the death benefit amount otherwise payable, subject to the following.

•

The Contract Value will be adjusted to equal the amount of the death benefit. The difference, if any, between the death benefit and the Contract Value one day prior to the date of continuance will be credited to the Dreyfus VIF Money Market Subaccount. The successor Owner may subsequently transfer this amount from the Dreyfus VIF Money Market Subaccount to other investment options under the Contract.

•

Upon the death of your surviving spouse before the Annuity Date, the amount of the death benefit payable will be determined as if: (1) the Contract was issued on the date of continuance; and (2) the Contract Value on the date of continuance resulted from receipt of an initial Purchase Payment in that amount.

•	Withdrawal charges, if any, will be limited to withdrawals of Purchase Payments made after the date of continuance.

•	Any OEDB rider in effect will terminate as of the date of your death.

•

Your surviving spouse may elect any OEDB rider then offered by us. All such riders will be subject to the terms and conditions then in effect at the time of continuance, and all charges and benefits will be calculated as if the coverage was issued to the surviving spouse on the date of continuance and the Contract Value on the date of continuance resulted from receipt of an initial Purchase Payment in that amount.

•	Any subsequent spouse of the surviving spouse Beneficiary will not be entitled to continue the Contract upon the death of the surviving spouse Beneficiary.

K. LOANS.

The Owner of a Contract issued as a tax sheltered annuity under Section 403(b) of the Internal Revenue Code (“Code”) or with a qualified plan under Code Section 401, may request a loan (if permitted by the qualified plan) any time during the Accumulation Period. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. In the case of loans made under Contracts which are subject to the Employee Retirement Income Security Act (“ERISA”), additional requirements and limitations will apply such as those under the terms of the plan, Department of Labor regulations and ERISA. Because the rules governing loans under Code Section 403(b) contracts and ERISA qualified plans are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply. For loans subject to ERISA, you also may wish to consult your plan administrator.

Federal tax law requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

Interest will be charged on your loan amount. If your Contract is not subject to ERISA, the interest rate is 5.50%. If your Contract is subject to ERISA, the interest rate is based on Moody’s Corporate Bond Yield Average—Monthly Average Corporates (rounded to the nearest 0.25%). While a loan is outstanding, the value securing the loan will earn interest at the daily equivalent of the annual loan interest rate reduced by not more than 2.5%.

If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the investment accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your Contract Value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your Contract Value will be greater than it would have been had no loan been outstanding.

L. AUTOMATIC ASSET REBALANCING.

We currently offer Automatic Asset Rebalancing on a monthly, quarterly, semi-annual or annual basis. Contract Value held under the Dollar Cost Averaging program is not eligible for this option. There is currently no charge for this service.

CONTRACT CHARGES AND EXPENSES

We deduct the following charges and expenses:

•	mortality and expense risk charge,

•	administration charge,

•	optional death benefit charges,

•	records maintenance charge,

•	withdrawal charge,

•	commutation charge,

•	applicable premium taxes, and

•	optional MIAA expense charge. (See “Asset Allocation Service.”)

We may receive compensation from the investment advisers of the Funds for services related to the Funds. (See “The Funds,” page 19.)

Subject to certain expense limitations, you indirectly bear investment management fees and other Fund expenses.

A. CHARGES AGAINST THE SEPARATE ACCOUNT.

1. Mortality and Expense Risk Charge.

We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.00% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

The mortality risk we assume arises from two contractual obligations. First, the death benefit may, in some cases, be more than the amount payable upon surrender. (See “Death Benefit.”) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administration expenses portion of the daily asset charge.

2. Administration Charge.

We assess each Subaccount a daily asset charge for administrative expenses at a rate of 0.50% per annum. For new Contracts we reserve the right to increase this charge to a maximum of 0.70% per annum. After you have held the Contract for 15 Contract Years, the per annum administration expenses will be decreased by 0.25%. The administration expenses reimburse us for expenses incurred for administering the Contracts. These expenses include your inquiries, changes in allocations, reports to you, Contract maintenance costs, and data processing costs. The administration expenses cover the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of the particular Contract.

3. Optional Enhanced Death Benefit Charge.

The annual charge for the Optional Enhanced Death Benefit rider is 0.20% of Contract Value if you elect Chase Insurance SafeguardSM and 0.35% of Contract Value if you elect Protective RSG Safeguard Plus. The Optional Enhanced Death Benefit charge does not apply to Class 1 Accumulation Options. Currently, the Class 1 Accumulation Options are the Fixed Account and the Dreyfus VIF Money Market Subaccount.

B. RECORDS MAINTENANCE CHARGE.

We will assess a quarterly Records Maintenance Charge during the Accumulation Period against each Contract which has participated in the Separate Account during the calendar quarter. The Records Maintenance Charge is:

•	$7.50 quarterly for Contracts with Contract Value under $25,000, on the date of assessment.

•	$3.75 quarterly for Contracts with Contract Value between $25,000 and $50,000, on the date of assessment.

•	No Records Maintenance Charge for Contracts with Contract Value of $50,000 or more, on the date of assessment.

The Records Maintenance Charge is to reimburse us for expenses incurred in establishing and maintaining the records relating to a Contract’s participation in the Separate Account. The Records Maintenance Charge will be assessed at the end of each calendar quarter, and upon surrender or annuitization, based on the Contract Value at that time, and will constitute a reduction in Contract Value.

At any time the Records Maintenance Charge is assessed, the applicable charge will be assessed ratably against each Subaccount in which the Contract is participating and a number of Accumulation Units sufficient to equal the proper portion of the charge will be redeemed from such Subaccount. We reserve the right to deduct this charge from the Fixed Account.

C. WITHDRAWAL CHARGE.

A Withdrawal Charge is imposed to reimburse us for Contract sales expense, including commissions and other distribution, promotion and acquisition expenses. A Withdrawal Charge is based upon Contribution Years. A Contribution Year is each Contract Year in which a Purchase Payment is made and each later year measured from the start of the Contract Year when the Purchase Payment was made. We do not impose the Withdrawal Charge on Purchase Payments made after 15 Contract Years.

Each Contract Year you may withdraw, without Withdrawal Charge, 10% of the Contract Value, minus Debt. If you withdraw a larger amount, the excess withdrawn is subject to a Withdrawal Charge. The Withdrawal Charge applies in the first 8 Contribution Years as follows:

Contribution Year	Withdrawal Charge
First Year	8%
Second Year	8%
Third Year	7%
Fourth Year	6%
Fifth Year	5%
Sixth Year	4%
Seventh Year	3%
Eighth Year	2%
Ninth Year and following	0%

Purchase Payments are deemed surrendered in the order they were received.

When a withdrawal is requested, you receive a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge and the dollar amount sent to you.

Because Contribution Years are based upon the date each Purchase Payment is made, you may be subject to a Withdrawal Charge even though the Contract may have been issued many years earlier. (For additional details, see “Partial Withdrawals During the Accumulation Period.”) For example:

•	You make a $15,000 Purchase Payment in the first Contract Year.

•	You make a $10,000 Purchase Payment in the fourth Contract year.

•	In the fifth Contract Year, the $15,000 Purchase Payment is in its fifth Contribution year and the $10,000 Purchase Payment is in its second Contribution Year.

Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. Unrecovered distribution expenses may be recovered from our general assets. Those assets may include proceeds from the mortality and expense risk charge.

Subject to certain exceptions and state approvals, withdrawal charges are not assessed on withdrawals:

•	after you have been confined in a skilled health care facility for at least 90 consecutive days and you remain confined at the time of the request;

•	within 45 days following your discharge from a skilled health care facility after a confinement of at least 90 days; or

•	if you become disabled.

The confinement or disability must begin prior to your 75th birthday and at least two years after the later of the Date of Issue or the date the waiver endorsement was added to your contract.

“Disability” is defined as the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months.

Restrictions and provisions related to the above withdrawal charge waiver are described in the Contract endorsement.

The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their eighth Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if you select Annuity Options 2, 3, 4 or 5, or if payments under Annuity Option 1 are scheduled to continue for at least 10 years. (See “The Annuity Period—Annuity Options” for a description of the Annuity Options available.)

We may reduce or eliminate the Withdrawal Charge if we anticipate that we will incur lower sales expenses or perform fewer services because of economies due to characteristics including the size of a group, the average contribution per participant, or the use of mass enrollment procedures.

D. COMMUTATION CHARGE.

The commutation charge applies during the Annuity Period. The charge equals the difference between the present value of any remaining payments in a certain period (as of the date of calculation) calculated using:

A. For a Fixed Annuity Option, (i) a discount rate that is equal to the rate assumed in calculating the initial income payment and (ii) the greater of: (a) the ten year treasury constant maturity plus 3%; and (b) the rate used to determine the initial payment plus 2%, and

B. For a Variable Annuity Option, (i) a discount rate that is equal to the assumed investment rate used to determine the initial payment and (ii) the assumed investment rate plus 2%.

The commutation charge applies to the calculation of lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period and in the commutation of remaining payments under Annuity Option 1. The commutation charge reflects the use of a higher interest rate to determine the commutation amount than the interest rate used to determine the initial annuity payment.

E. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES.

Each Portfolio’s net asset value may reflect the deduction of investment management fees, Rule 12b-1 fees and general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. (See “Summary of Expenses.”) Further detail is provided in the prospectuses for the Portfolios and the Funds’ statements of additional information.

F. STATE PREMIUM TAXES.

Certain state and local governments impose a premium tax ranging from 0% to 3.50% of Purchase Payments. If we pay state premium taxes, we will deduct the amount paid from:

•	Purchase Payments when we receive them,

•	The Contract Value upon total withdrawal, or

•	The total Contract Value applied to an Annuity Option at the time annuity payments start.

(See “Appendix—State Premium Tax Chart” in the Statement of Additional Information.)

G. MIAA EXPENSE CHARGE.

The current annual charge for the MIAA program is 0.50% of the Contract Value allocated under the MIAA program. The MIAA annual charge deducted from your Contract is paid to PMG and is not a Contract charge retained by us. The annual charge may be increased for new Contracts up to a maximum of 1.00%. If the MIAA charge is increased, the higher charge will be applicable only to Contracts purchased on or after the effective date of the higher MIAA charge. The MIAA expense is paid by quarterly withdrawals from your Contract Value. The quarterly MIAA expense equals, with respect to the amount in each Subaccount covered by the MIAA program the average daily number of units in that Subaccount covered by the MIAA program, multiplied by the ending unit value for that Subaccount, plus amounts in the Fixed Account covered by the MIAA program, and multiplied by 0.125%. You will also be charged a MIAA initial set up fee of $30.

H. REDUCTION OR ELIMINATION OF CERTAIN CHARGES.

Contracts may be available for purchase in certain group or sponsored arrangements that qualify for reductions or elimination of certain charges, the time periods in which such charges apply, or both. Group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

In certain circumstances, the risk of adverse mortality and expense experience for Contracts purchased in certain group or sponsored arrangements may be reduced. Then, the daily asset charge for mortality and expense costs may likewise be reduced. The daily asset charge for administration expenses and the Records Maintenance Charge may also be reduced or eliminated if we anticipate lower administration expenses. In certain other circumstances, sales expenses in certain group or sponsored arrangements may be reduced or eliminated.

When a group or sponsored arrangement is eligible for reduced or eliminated charges, we will consider items such as:

•	the size and type of group to which sales are to be made and administrative services provided, and the persistency expected from the group;

•	the total amount of Purchase Payments to be received and the method in which they will be remitted;

•	any prior or existing relationship with us;

•	the level of commission paid to selling broker-dealers;

•	the purpose for which the Contract is being purchased, and whether that purchase makes it likely that sales costs and administrative expenses will be reduced; and

•	the frequency of projected surrenders or distributions.

We make any reductions or eliminations according to objective guidelines in effect when an application for a Contract is approved. We may change these guidelines from time to time. Any variation in the charges will reflect differences in costs or services and will be offered uniformly to all members of the group or sponsored arrangement. In no event will a charge reduction or elimination be permitted if it is unfairly discriminatory to any person or prohibited by law.

We may also decrease the mortality and expense risk charge, the administration expenses, and the Records Maintenance Charge without notice. However, beyond what is disclosed above, we guarantee that they will not increase. We bear the risk that those charges will not cover our costs. On the other hand, should the charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

We may also offer reduced fees and charges, including but not limited to, Records Maintenance Charge and mortality and expense risk and administration expenses, for certain sales that may result in cost savings. Reductions in these fees and charges will not unfairly discriminate against any Owner.

THE ANNUITY PERIOD

Contracts may be annuitized under one of several Annuity Options, which are available either on a fixed or variable basis. However, states may require variations to the Contract. If a state variation applies, it will appear in the Contract, an endorsement to the Contract, or a supplement to this Prospectus. You may annuitize any time after the first Contract Year. We make annuity payments beginning on the Annuity Date under the Annuity Option you select. Subject to state variation, the Annuity Date may not be after the later of the original oldest Owner’s or Annuitant’s 90th birthday. (See “Federal Tax Matters, 1. Tax Deferral During Accumulation Period, Delayed Annuity Dates”.)

1. Annuity Payments.

Annuity payments are based on:

•	the annuity table specified in the Contract,

•	the selected Annuity Option, and

•	the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, you will receive the value of a fixed number of Annuity Units each month. An Annuity Unit’s value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly.

2. Annuity Options.

You may elect one of the Contract’s Annuity Options. You may change the Annuity Option before, but not after, the Annuity Date. If no other Annuity Option is elected, an annuity will be paid under Option 3 if there is one Annuitant on the Annuity Date and Option 5 if there are two Annuitants on the Annuity Date. The Annuity Date selected must result in a payment that is at least equal to our minimum payment, according to our rules, at the time the Annuity Option is chosen. If at any time the payments are less than our minimum payment, we have the right to increase the period between payments to quarterly, semi-annual or annual so that the payment is at least equal to the minimum payment or to make payment in one lump sum.

The amount of periodic annuity payments may depend upon:

•	the Annuity Option you select;

•	the age and sex of the Annuitant;

•	the investment experience of the selected Subaccount(s) (if variable annuitization is elected); and

•	the interest rates (if fixed annuitization is elected) at the time of annuitization.

For example:

•	If Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

•	If Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

•	If Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

The age of the Annuitant also influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment.

For Non-Qualified Contracts, if you die before the Annuity Date, available Annuity Options are limited. The Annuity Options available are:

•	Option 2 over the lifetime of the Beneficiary, or

•

Option 1 or 3 with a specified period or certain period no longer than the life expectancy of the Beneficiary. The life expectancy of the Beneficiary must be at least than 10 years from your death to elect these Options.

The death benefit distribution must begin no later than one year from your death, unless a later date is permitted by federal regulation.

If the Beneficiary is not an individual, the entire interest must be distributed within 5 years of your death.

Option 1—Income for Specified Period.

Option 1 provides an annuity payable monthly for ten years.

Option 2—Life Income.

Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant’s death without regard to the number or total amount of payments made. Thus, it is possible for you to receive only one payment if death occurred prior to the date the second payment was due.

Option 3—Life Income with Installments Guaranteed.

Option 3 provides an annuity payable monthly for a certain period of 10 years and thereafter during the Annuitant’s lifetime.

Option 4—Joint and Survivor Annuity.

Option 4 provides an annuity payable monthly while both Annuitant’s are living. Upon either Annuitant’s death, the monthly income payable continues over the life of the surviving Annuitant at a percentage of the original payment. The percentage payable must be selected at the time the annuity option is chosen. The percentages available are 50%, 66 2/3%, 75% and 100%. Annuity payments terminate automatically and immediately upon the surviving Annuitant’s death without regard to the number or total amount of payments received.

Option 5—Joint and Survivor Annuity with Installments Guaranteed.

Option 5 provides an annuity payable for a certain period of 10 years and thereafter while the Annuitants are alive.

3. Allocation of Annuity.

Subject to state variation, you may elect to have payments on a fixed or variable basis, or a combination of both. If we do not receive an election, any Fixed Account Contract Value is annuitized on a fixed basis and any Separate Account Contract Value is annuitized on a variable basis. You may exercise the transfer privilege during the Accumulation Period to arrange for your desired mix of fixed and/or variable annuitization. Transfers during the Annuity Period are subject to certain limitations. We reserve the right to restrict the number of Subaccounts available during the Annuity Period.

4. Transfers and Conversions During the Annuity Period.

During the Annuity Period, you may elect to make the following transfers and conversions. Any election must be in writing in a form satisfactory to us. We reserve the right at any time and without notice to any party to terminate, suspend or modify these transfer and conversion privileges.

Transfers Between Subaccounts.

A transfer may be made from one Subaccount to another Subaccount, subject to the following limitations.

•	Transfers to a Subaccount are prohibited during the first year of the Annuity Period, and subsequent transfers are limited to one per year.

•	You may not have more than three Subaccounts after the transfer.

•

The amount transferred must equal at least $5,000 of Annuity Unit value and at least $5,000 of Annuity Unit value must remain in the account from which the transfer is made, unless the transfer will eliminate the account.

•

No transfers may be made during the seven days before an annuity payment date. Any transfer request received during such a period will not be processed unless resubmitted and received after the annuity payment date.

When a transfer is made between Subaccounts, the number of Annuity Units per annuity payment attributable to a Subaccount to which the transfer is made is equal to a. multiplied by b. divided by c. where:

a. is the number of Annuity Units per annuity payment in the Subaccount from which the transfer is being made;

b. is the Annuity Unit value for the Subaccount from which the transfer is being made; and

c. is the Annuity Unit value for the Subaccount to which the transfer is being made.

Conversions From a Fixed Annuity Payment.

You may convert Fixed Annuity payments to Variable Annuity payments subject to the following:

•	at least $30,000 of annuity reserve value must be transferred from our General Account unless the transfer will eliminate the full amount of the annuity reserve value;

•	at least $30,000 of annuity reserve value must remain in our General Account after a transfer unless the transfer will eliminate the annuity reserve value;

•	conversions from a Fixed Annuity payment are available only on an anniversary of the Annuity Date; and

•	we must receive notice at least thirty days prior to the anniversary of the Annuity Date.

When a conversion is made from Fixed Annuity payment to Variable Annuity payment, the number of Annuity Units per annuity payment attributable to a Subaccount to which the conversion is made is equal to a. divided by b. divided by c. where:

a. is the annuity reserve being transferred from our General Account;

b. is the Annuity Unit value for the Subaccount to which the transfer is being made; and

c. is the present value of $1.00 per payment period using the attained age(s) of the Annuitant(s) and any remaining payments that may be due at the time of the transfer.

Conversions To a Fixed Annuity Payment.

You may convert Variable Annuity payments to Fixed Annuity payments subject to the following:

•	conversions to a Fixed Annuity payment will be applied under the same Annuity Option as originally selected;

•	at least $30,000 of Annuity Unit value must be transferred to our General Account from the Subaccounts;

•	at least $5,000 of Annuity Unit value must remain in a Subaccount after a transfer unless the transfer will eliminate your interest in the Subaccount;

•	conversions to a Fixed Annuity payment are available only on an anniversary of the Annuity Date; and

•	we must receive notice at least thirty days prior to the anniversary of the Annuity Date.

When a conversion is made from a Variable Annuity payment to a Fixed Annuity payment, the number of Annuity Units per payment attributable to a Subaccount from which the conversion is made is the product of a. multiplied by b. multiplied by c. where:

a. is the number of Annuity Units representing the interest in such Subaccount per annuity payment;

b. is the Annuity Unit value for such Subaccount; and

c. is the present value of $1.00 per payment period using the attained age(s) of the Annuitant(s) and any remaining payments that may be due at the time of the transfer.

5. Annuity Unit Value.

The Annuity Unit value for each Subaccount is determined at the end of a Valuation Period by multiplying the result of a. times b. by c. where:

a. is the Annuity Unit value for the immediately preceding Valuation Period;

b. is the net investment factor for the current Valuation Period; and

c. is the interest factor of .99993235 per calendar day of the subsequent Valuation Period to offset the effect of the assumed rate of 2.5% per year used in the Annuity Option Table in your Contract. We may also make available Annuity Options based on assumed investment rates other than 2.5%.

The investment factor for a Subaccount for any Valuation Period is:

•	the Subaccount’s Accumulation Unit value at the end of the current Valuation Period; divided by

•	the Subaccount’s Accumulation Unit value at the end of the preceding Valuation Period.

6. First Periodic Payment Under a Variable Annuity.

To determine the first payment under a Variable Annuity, the Separate Account Contract Value, at the end of the Valuation Period preceding the Valuation Period that includes the date on which the first annuity payment is due, is first reduced by any applicable:

•	withdrawal charge,

•	records maintenance charge, and

•	any premium taxes that apply.

The remaining value will then be used to determine the first monthly annuity payment which is based on the guaranteed annuity option shown in the Annuity Option Table in your Contract. You may elect any option available.

7. Subsequent Periodic Payments Under a Variable Annuity.

The dollar amount of subsequent annuity payments may increase or decrease depending on the investment experience of each Subaccount. A 2.5% per annum rate of investment earnings is assumed by the Contract’s annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease. The number of Annuity Units per annuity payment will remain fixed for each Subaccount unless a transfer is made in which case, the number of Annuity Units per annuity payment will change.

The number of Annuity Units for each Subaccount is calculated by dividing a. by b. where:

a. is the amount of the monthly payment that can be attributed to that Subaccount; and

b. is the Annuity Unit value for that Subaccount at the end of the Valuation Period. The Valuation Period includes the date on which the payment is made.

After the first annuity payment, subsequent monthly annuity payments are calculated by adding, for each Subaccount, the product of a. times b. where:

a. is the number of Annuity Units per annuity payment in each Subaccount; and

b. is the Annuity Unit value for that Subaccount at the end of the Valuation Period. The Valuation Period includes the date on which the payment is made.

After the first annuity payment, we guarantee that the dollar amount of each subsequent annuity payment will not be adversely affected by changes in mortality experience or actual expenses from the mortality and expense assumptions on which we based the first payment.

8. Periodic Payments Under a Fixed Annuity.

To determine payments under a Fixed Annuity, the Fixed Account Contract Value on the first day preceding the date on which the first annuity payment is due, is first reduced by any withdrawal charge, records maintenance charge and premium taxes that apply. The remaining value will then be used to determine the Fixed Annuity monthly payment in accordance with the Annuity Option selected.

9. Death of Annuitant or Owner.

If the Annuitant dies, we will automatically continue any unpaid installments for the remainder of the certain period under Annuity Options 1, 3 or 5. If the Owner elects, we will pay a lump sum payment of the present value of the remaining payments in the certain period. The election to receive the lump sum payment must be made within 60 days of our receipt of due proof of death of the Annuitant or joint Annuitants. The present value of the remaining payments in the certain period will be calculated based on the applicable interest rate.

For a Fixed Annuity Option, the applicable interest rate is the greater of:

a. the ten year Treasury constant maturity plus 3%; and

b. the rate used to determine the initial payment plus 2%.

For a Variable Annuity Option, the applicable interest rate is the assumed investment rate used to determine the initial payment plus 2%.

The amount of each payment for purposes of determining the present value of any variable installments will be determined by applying the Annuity Unit value next determined following our receipt of due proof of death.

If Annuity Option 2 is elected, annuity payments terminate automatically and immediately upon the Annuitant’s death without regard to the number or total amount of payments made. Thus, it is possible that only one payment will be received if death occurred prior to the date the second payment was due.

Under Annuity Option 4, Annuity payments terminate automatically and immediately upon the surviving Annuitant’s death without regard to the number or total amount of payments received.

If an Owner, who is not also an Annuitant, dies after the Annuity Date, the following provisions apply:

•

If the Owner was the sole owner, the remaining annuity payments will be payable to the Beneficiary in accordance with the provisions described above. The Beneficiary will become the Owner of the Contract.

•

If the Contract has joint Owners, the annuity payments will be payable to the surviving joint Owner in accordance with the provisions described above. Upon the death of the surviving joint Owner, the Beneficiary becomes the Owner.

10. Protection of Benefits.

Unless otherwise provided in the supplementary agreement, the Owner may not commute, anticipate, assign, alienate or otherwise hinder the receipt of any annuity payment. Further, the proceeds of the Contract and any payment under an Annuity Option will be exempt from the claim of creditors and from legal process to the extent permitted by law.

11. Age, Gender and Survival.

We may require satisfactory evidence of the age, gender and the continued survival of any person on whose life the income is based.

If the Annuitant’s age or gender has been misstated, the amount payable under the Contract will be calculated as if those Purchase Payments sent to us had been made at the correct age or gender. Interest not to exceed 6% compounded each year will be charged to any overpayment or credited to any underpayment against future payments we may make under the Contract.

FEDERAL INCOME TAXES

A. INTRODUCTION.

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and the courts.

This discussion does not address state or local tax consequences nor federal estate or gift tax consequences, associated with buying a Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or of any transaction involving a Contract.

B. OUR TAX STATUS.

We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a “regulated investment company”. Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account to provide for these taxes.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law, contract owners are not the owners of the assets generating the benefits.

C. TAXATION OF ANNUITIES IN GENERAL.

1. Tax Deferral During Accumulation Period.

Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Contract are generally not taxable to you or the Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

•	the Contract must be owned by an individual,

•	Separate Account investments must be “adequately diversified”,

•	we, rather than you, must be considered the owner of Separate Account assets for federal tax purposes,

•	required distributions upon death, and

•	annuity payments must appropriately amortize Purchase Payments and Contract earnings.

Non-Natural Owner. As a general rule, deferred annuity contracts held by “non-natural persons,” such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees.

Additional exceptions to this rule include:

•	certain Contracts acquired by a decedent’s estate due to the death of the decedent,

•	certain Qualified Contracts,

•	certain Contracts used with structured settlement agreements, and

•	certain Contracts purchased with a single premium when the annuity starting date is no later than one year from contract purchase and substantially equal periodic payments are made at least annually.

Diversification Requirements. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be “adequately diversified.” The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the separate account failed to comply with these diversification standards, the contract would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxed on the difference between the contract value and the purchase payments.

Although we do not control Fund investments, we expect that each Portfolio of the Funds will comply with these regulations so that each Subaccount of the Separate Account will be considered “adequately diversified.”

Ownership Treatment. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. In those circumstances, income and gains from separate account assets are includible in the owner’s gross income. The Internal Revenue Service (“IRS”), in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between an owner and the insurance company regarding the availability of a particular investment option and other than an owner’s right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

We do not know what limits may be set forth in any future guidance that the IRS may issue, or whether any such limits will apply to existing Contracts. We therefore reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the Separate Account assets. However there is no assurance that such efforts would be successful.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the contract must provide that:

(a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and

(b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner’s death.

The requirements of (b) above will be considered satisfied with respect to any portion of the owner’s interest which is payable to or for the benefit of a “designated beneficiary” who is a natural person, is distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner’s death. If the owner’s “designated beneficiary” is the surviving spouse of the owner, however, the contract may be continued with the surviving spouse as the new owner.

Nonqualified Contracts issued after January 18, 1985 contain provisions which are intended to comply with these death distribution requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with these requirements when clarified by regulation or otherwise.

Delayed Annuity Dates. If the Annuity Date occurs (or is scheduled to occur) when you have reached an advanced age, e.g., past age 85, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract would be currently includible in your income.

The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the owner of Separate Account assets.

2. Taxation of Partial and Full Withdrawals from Non-Qualified Contracts.

Partial withdrawals from a Non-Qualified Contract are includible in income to the extent the Contract Value exceeds the “investment in the contract.” This amount is referred to as the “income on the contract.” Full withdrawals are also includible in income to the extent they exceed the “investment in the contract.” Investment in the contract equals the total of Purchase Payments minus any amounts previously received from the Contract that were not includible in your income. Credits we make to your Contract in connection with the Purchase Payment Bonus are not part of your investment in your Contract (and thus, for tax purposes, are treated in the same way as investment gains). All amounts includible in income with respect to the Contract are taxed as ordinary income.

Any assignment or pledge (or agreement to assign or pledge) of Contract Value, is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to such assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee’s investment in the contract is increased to reflect the increase in your income.

The Contract’s optional death benefits, if elected, may exceed Purchase Payments or Contract Value. As described in the Prospectus, we impose certain charges with respect to these death benefits. It is possible that those charges (or some portion) could be treated as a partial withdrawal. As described elsewhere in the Prospectus, you may elect to enter into a separate investment advisory agreement pursuant to which you will receive asset allocation services (“MIAA”). For Non-Qualified Contracts, payments of MIAA Expense and Set Up Fees are treated as a partial withdrawal for tax purposes. This means the MIAA Expense and Set Up Fee are taxable distributions to you and may subject you to an additional 10% tax penalty.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

3. Taxation of Annuity Payments.

Normally, the portion of each annuity payment taxable as income equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the “investment in the contract” allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to the expected value of the fixed annuity payments. For income tax purposes, the Purchase Payment Bonus you receive is not considered “investment in the contract.” This means the Purchase Payment Bonus will be taxed.

Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year.

4. Taxation of Death Benefits.

Amounts may be distributed upon your or the Annuitant’s death. Before the Annuity Date, death benefits are includible in income as follows:

•	if distributed in a lump sum are taxed like a full withdrawal, or

•	if distributed under an Annuity Option are taxed like annuity payments.

After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income and:

•	if received in a lump sum are includible in income to the extent they exceed the unrecovered investment in the Contract, or

•	if distributed in accordance with the selected annuity option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

Thereafter, all annuity payments are fully includible in income.

5. Penalty Tax on Premature Distributions.

A 10% penalty tax applies to a taxable payment from a Non-Qualified Contract unless:

•	received on or after you reach age 59 1/2,

•	attributable to your disability,

•	made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant’s death,

•

made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated beneficiary (within the meaning of the tax law),

•

made under a Contract purchased with a single premium when the annuity starting date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually, or

•	Made with annuities used with certain structured settlement agreements.

Other exceptions may apply.

6. Aggregation of Contracts.

The taxable amount of an annuity payment or withdrawal from a Non-Qualified Contract may be determined by combining some or all of the Non-Qualified Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. Assignment or Pledges.

A transfer of ownership of a Non-Qualified Contract, a pledge of any interest in a Non-Qualified Contract as security for a loan, the designation of an annuitant or other payee who is not also the contract owner, or the assignment of the Non-Qualified Contract may result in taxable income. If you are contemplating such a transfer, pledge, designation or assignment, you should consult a competent tax adviser about its potential tax effects.

8. Exchange of Annuity Contracts.

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the contract. That excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g. as a partial surrender, full surrender, annuity income payment, or death benefit). If you exchange part of an existing annuity contract for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the Contract.

9. Loss of Interest Deduction Where Contracts Are Held by or for the Benefit of Certain Non-Natural Persons.

For Contracts issued after June 8, 1997 to a non-natural owner, all or some portion of otherwise deductible interest may not be deductible by the Owner. However, this interest deduction disallowance does not affect Contracts where the Owner is taxable each year on the investment income under the Contract. Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.

D. QUALIFIED PLANS.

Qualified Contracts are used with retirement plans which receive favorable tax treatment as Individual Retirement Annuities, Simplified Employee Pensions—IRAs, Simple IRAs, Roth Individual Retirement Annuities, tax sheltered annuities, and certain deferred compensation plans (“qualified plans”). Numerous special tax rules apply to qualified plans and to Qualified Contracts. Therefore, we make no attempt to provide more than general information about use of Qualified Contracts. Persons intending to use the Contract in connection with qualified plans should consult a tax adviser.

Under the Code, qualified plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should only consider the Contract’s features other than tax deferral, including the availability of lifetime annuity payments and death benefit protection.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan. For example, for both withdrawal and annuity payments under certain Qualified Contracts, there may be no “investment in the contract” and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for such contribution, are limited under Qualified Plans. If this Contract is used with a Qualified Plan, you and the Annuitant must be the same individual. If a joint

Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant’s spouse, the annuity options which are available may be limited, depending on the difference in their ages. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

Qualified Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit or other optional benefits under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Contracts. For Individual Retirement Annuities, the penalty tax does not apply to a payment:

•	received after you reach age 59 1/2,

•	received after your death or because of your disability, or

•

made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary.

In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may apply.

Qualified Contracts are amended to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of qualified plans if they are inconsistent with the Contract.

1. Qualified Plan Types.

We may issue Contracts for the following types of qualified plans.

Individual Retirement Annuities. The Code permits eligible individuals to contribute to an individual retirement annuity known as an “IRA.” The Code limits the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be “rolled over” on a tax-deferred basis into an IRA. The Contract may not fund a “Coverdell Education Savings Account” (formerly known as an “Education IRA”).

Simplified Employee Pensions (SEP-IRAs). The Code allows employers to establish simplified employee pension plans, using the employees’ IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

SIMPLE IRAs. The Code permits certain small employers to establish “SIMPLE retirement accounts,” including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

Roth IRAs. The Code permits contributions to an IRA known as a “Roth IRA.” Roth IRAs differ from other IRAs in certain respects, including:

•	Roth IRA contributions are never deductible,

•	“qualified distributions” from a Roth IRA are excludable from income,

•	mandatory distribution rules do not apply before death,

•	a rollover to a Roth IRA must be a “qualified rollover contribution,” under the Code,

•	special eligibility requirements apply, and

•	contributions to a Roth IRA can be made after the Owner reaches age 70 1/2.

All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. You must be eligible for a qualified rollover contribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

Any “qualified distribution,” as defined in Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first 5 tax years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit-Sharing Plans. The Code permits corporate employers to establish types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh”, permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such a death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as “tax-sheltered annuities”. If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides optional death benefits that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefits could be characterized as incidental death benefits. If the death benefits were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

•	earnings on those contributions, and earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.) Additional restrictions may be imposed by the plan sponsor.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. Direct Rollovers.

If the Contract is used with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any eligible rollover distribution” from the Contract will be subject to “direct rollover” and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

•	minimum distributions required under Section 401(a)(9) of the Code, and

•	certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments.”

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid withholding by electing a direct rollover.

E. Federal Income Tax Withholding.

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless you notify us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

DISTRIBUTION OF CONTRACTS

The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers who are members of the National Association of Securities Dealers, Inc. Sales commissions may vary, but are not expected to exceed 6.25% of Purchase Payments. In addition to commissions, we may pay additional promotional incentives, in the form of cash or other compensation, to selling broker-dealers. These incentives may be offered to certain licensed broker-dealers that sell or are expected to sell certain minimum amounts during specified time periods. The Contracts are distributed through the principal underwriter for the Separate Account:

Investors Brokerage Services, Inc. (“IBS”)

2500 Westfield Drive

Elgin, Illinois 60123-7836

IBS is a wholly-owned subsidiary of Protective Life. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options are not available to all Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers having a selling group agreement with IBS authorizing the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different contract features, charges and investment options.

VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting instruction rights regarding a Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender or the death of an Owner. During the Annuity Period, voting rights decrease as Annuity Units decrease.

REPORTS TO CONTRACT OWNERS AND INQUIRIES

Each quarter, we send you a statement showing amounts credited to each Subaccount and to the Fixed Account. In addition, if you transfer amounts among the investment options or make additional unscheduled payments, you will receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Portfolios that correspond to the Subaccounts in which you invest and a list of the securities held by that Portfolio.

You will have access to Contract information through the Interactive Voice Response System (IVR) at 1-877-280-5102. You will also be able to access your account information from our website at www.insuranceserviceonline.com.

You may also direct inquiries to the selling agent or may call 1-877-280-5102 or write to Protective Life Insurance Company, Contact Center, 2500 Westfield Drive, Elgin, IL 60123-7836.

DOLLAR COST AVERAGING

Under our Dollar Cost Averaging (“DCA”) program, a predesignated portion of any Subaccount is automatically transferred on a monthly, quarterly, semi-annual or annual basis for a specified duration to any other Subaccounts based on your allocation.

The theory of a DCA program is that by investing at regular and level increments over time, you will be able to purchase more Accumulation Units when the Accumulation Unit value is relatively low and less Accumulation units when the Accumulation Unit value is relatively high. DCA generally helps reduce the risk of purchasing Accumulation Units when market prices are high and selling when market prices are low. However, participation in the DCA program does not assure you of greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount (other than a Subaccount which maintains a stable net asset value), are less likely to produce the desired effect of the DCA program and may have the effect of reducing the average price of the Subaccount shares being redeemed.

The Owner may select any day of the month except for the 29th, 30th or 31st for the DCA transfers to occur. The DCA program is available only during the Accumulation Period. You may enroll any time by completing our Dollar Cost Averaging form. We must receive the enrollment form at least five business days before the first transfer date.

The minimum transfer amount is $100 per Subaccount. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

•	the number of designated monthly transfers has been completed,

•	Contract Value in the transferring account is insufficient to complete the next transfer; the remaining amount will be transferred,

•	we receive your written termination at least five business days before the next transfer date, or

•	the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, you may elect automatic monthly or calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts. You may enroll in this program any time by completing our Dollar Cost Averaging form. Transfers are made within five business days of the end of the month or calendar quarter, as applicable. We must receive the enrollment form at least ten days before the end of the month or calendar quarter, as applicable.

SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan (“SWP”) allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts from the Fixed Account, or Subaccounts on a monthly, quarterly, semi-annual or annual basis. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give thirty days’ notice if we amend the SWP. The SWP may be terminated at any time by you or us.

ASSET ALLOCATION SERVICE

You may elect, where available, to enter into a separate investment advisory service agreement with our affiliate, PMG Asset Management, Inc. (“PMG”). PMG is registered as an investment adviser with the SEC. For a fee, PMG provides a discretionary asset allocation service under its Managed Investment Advisory Account (“MIAA”) which is fully described in a separate disclosure statement. Under an agreement with PMG, Ibbotson Associates, Inc. (“Ibbotson”) performs certain functions for the MIAA program. Ibbotson is an unaffiliated registered investment adviser. MIAA is not available in all states or through all distributors.

A. SUMMARY OF THE SERVICE PROVIDED.

Under MIAA, your Contract Value is allocated among certain Subaccounts and the Fixed Account. PMG selects the appropriate allocation model based on your financial objectives and risk tolerance, utilizing Ibbotson’s proprietary analysis of the Subaccounts and the underlying Funds. PMG then periodically transfers Contract Value between the Subaccounts and the Fixed Account in accordance with your selected allocation model.

B. MIAA CHARGES.

PMG’s current annual charge for the MIAA program is one-half of one percent (0.50%) of the Contract Value allocated under the MIAA program. The MIAA annual charge deducted from your Contract is paid to PMG and is not a Contract charge retained by us. The annual charge may be increased for new Contracts up to a maximum of one percent (1.00%). If the MIAA expense charge is increased, the higher charge will be applicable only to Contracts purchased on or after the effective date of the higher MIAA expense charge. The MIAA expense charge is paid by quarterly withdrawals from your Contract Value. The quarterly MIAA expense equals, with respect to the amount in each Subaccount covered by the MIAA program the average daily number of units in that Subaccount covered by the MIAA program, multiplied by the ending unit value for that Subaccount, plus amounts in the Fixed Account covered by the MIAA program, and multiplied by .125%. You will also be charged an MIAA initial set up fee (“Set Up Fee”) of $30.00.

C. TAX TREATMENT OF FEES AND CHARGES.

This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted in the application of the law to individual circumstances.

For Qualified Contracts, the MIAA expense charge and Set Up Fee will not be treated as taxable distributions. For Non-Qualified Contracts, payments of the MIAA expense charge and Set Up Fee are treated as a partial withdrawal for income tax purposes. This means the MIAA expense charge and Set Up Fee are taxable distributions to you and may subject you to an additional 10% tax penalty.

D. RISKS TO YOU.

When you elect the MIAA program, you understand that:

•	all investments involve risk, the amount of which may vary significantly,

•	performance cannot be predicted or guaranteed, and

•	the value of your allocation in the Subaccounts will fluctuate due to market conditions and other factors.

PMG has not authorized anyone to make any guarantee, either written or oral, that your investment objectives will be met.

PMG has a fiduciary relationship with its investment advisory clients and seeks to perform services in a professional manner. However, except for negligence, malfeasance, or violations of applicable law, PMG and its officers, directors, agents and employees are not liable for any action performed or omitted to be performed or for any errors of judgment in your asset allocation or in transferring your Contract Value. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein in any way constitutes a waiver or limitation on any rights that you may have under federal securities laws.

E. TERMINATION.

You may terminate your participation in the MIAA program at any time by contacting us. If you terminate within five business days of enrolling in the MIAA program, you will not be charged any MIAA expense charge or Set Up Fee. Otherwise, you will be charged any unpaid MIAA expense charge for the period before your termination, and your Set Up Fee will not be refunded. PMG reserves the right, however, to waive the collection of any unpaid MIAA expense charge upon termination.

F. CONFLICTS OF INTEREST.

The MIAA program is marketed directly by officers of PMG and through solicitors who recommend the MIAA program, but who have no discretionary investment authority. The PMG solicitor is a registered representative with a broker-dealer registered under the Securities Exchange Act of 1934. As such, the PMG solicitor may receive or may have received commissions for your purchase of your Contract. PMG solicitors may also receive a portion of the MIAA expense charge (See “MIAA Charges.”) as compensation. You will be charged the same fees for the MIAA program whether or not a PMG solicitor is involved. Since the PMG solicitor may receive commissions for the purchase of your Contract and may receive a portion of the MIAA expense charged to your Contract, there is a potential for a conflict of interest.

SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

LEGAL PROCEEDINGS

There are no material legal proceedings pending to which the Separate Account, Protective Life or IBS is a party.

TABLE OF CONTENTS—STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information, Table of Contents is: Services to the Separate Account; State Regulation; Condensed Financial Information; Experts; Financial Statements; Financial Statements of Separate Account; Financial Statements of Protective Life Insurance Company; Appendix A State Premium Tax Chart; and Appendix B Condensed Financial Information. Please read the Statement of Additional Information in conjunction with this Prospectus.

FINANCIAL STATEMENTS

Financial statements of Protective Life and the Separate Account are included in the Statement of Additional Information. The financial statements of Protective Life should be considered primarily as bearing upon the ability of Protective Life to meet its obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.

APPENDIX A

PROTECTIVE LIFE INSURANCE COMPANY DEFERRED FIXED

AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA

DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Protective Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, Individual Retirement Arrangements (IRAs).

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from Federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of you IRA or Roth IRA, whichever is applicable.

A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write Protective Life Insurance Company, 2500 Westfield Drive Elgin, IL 60123-7836, or call 1-877-280-5102. Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date) (see “Required Distributions”). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

If you die on or after the date required minimum distributions under Section 401(a)(9) of the Code commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before required minimum distributions commence, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see “Rollovers and Direct Transfers”), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAs

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as “qualified employee benefit plans”). Tax-free rollovers can be made from a SIMPLE IRA or to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS

1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catch-up” contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $4,000 for 2007 and $5,000 for 2008. After 2008, the limit is indexed annually in $500 increments, except as otherwise provided by law. An individual who has attained age 50 may make additional “catch-up” IRA contributions. The maximum annual contribution limit for the individual is increased by $1,000 for 2007 and thereafter, except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse’s IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $9,000 for 2007 ($4,000 annual contribution for each individual, plus $500 for each individual who has attained age 50).

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

a. The maximum annual contribution, or

b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses’ IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

Joint Returns

Taxable year beginning in:	Phase-out range
2007 and thereafter	$80,000–$100,000

Single Taxpayers

Taxable year beginning in:	Phase-out range
2007 and thereafter	$50,000–$ 60,000

The phase-out range for married individuals filing separately is $0–$10,000. If you file a joint tax return and are not an active participant in an employer sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $150,000 and $160,000.

To designate a contribution as nondeductible, you must file IRS Form 8606, Nondeductible IRAs. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

7. For tax years beginning before January 1, 2007, a taxpayer may qualify for a tax credit for contributions to an IRA, depending on the taxpayer’s adjusted gross income.

E. SEP IRAs

1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $15,000 (indexed for cost-of-living increases) or 100% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $10,500 for 2007, indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $200,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years has passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAs

1. If your Contract is a special type of individual retirement plan known as Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an “IRA” are to an “individual retirement plan,” within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend your Contract. We reserve the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a “qualified distribution,” as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the owner is alive. However, after the death of a Roth IRA owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAs

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the “contribution limit”) generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catch-up” contributions for certain individuals age 50 and older (as discussed in section D, above).

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

(a) the excess of (i) your adjusted gross income for the taxable year, over (ii) the “applicable dollar amount”, bears to

(b) $15,000 (or $10,000 if you are married).

For this purpose, “adjusted gross income” is determined in accordance with Section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the “applicable dollar amount” is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

A “qualified rollover contribution” (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAs

1. Rollovers and Transfers—A rollover may be made to a Roth IRA only if it is a “qualified rollover contribution.” A “qualified rollover contribution” is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers and Transfers to Roth IRAs—A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will not apply.

3. Transfers of Excess IRA Contributions to Roth IRAs—If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs—All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as a special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA’s value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF “NON-QUALIFIED DISTRIBUTIONS”). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. Separate Roth IRAs—Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAs

1. Qualified Distributions—Any “qualified distribution” from a Roth IRA is excludible from gross income. A “qualified distribution” is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a “qualified special purpose distribution” (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Non-Qualified Distributions—A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on non-qualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it. If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

1. To amounts that are rolled over or transferred tax free;

2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution which is used for qualified first-time homebuyer expenses, qualified high education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. IRA EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, Roth IRA or SIMPLE IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount, this Contract will be assessed a daily charge of an amount which will equal an aggregate of 1.50% per annum.

2. An annual records maintenance charge of $30.00 will be assessed against the Separate Account Value each Contract Year.

3. Withdrawal and early annuitization charges will be assessed based on the Contract Years elapsed since the Contract was issued as described in the prospectus under the heading “Withdrawal Charge.”

4. The method used to compute and allocate the annual earnings is contained in the prospectus under the heading “Accumulation Unit Value” for Separate Account Value.

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Subaccounts or rates of interest as declared by Protective Life Insurance Company.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 2% GUARANTEED EACH YEAR FOR THE FIRST TEN CONTRACT YEARS AND 3% THEREAFTER. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$984	14	$17,060	27	$41,925	40	$77,654
2	1,989	15	18,656	28	44,213	41	81,014
3	3,021	16	20,345	29	46,569	42	84,474
4	4,082	17	22,086	30	48,996	43	88,039
5	5,174	18	23,867	31	51,496	44	91,710
6	6,298	19	25,691	32	54,071	45	95,491
7	7,454	20	27,557	33	56,723	46	99,386
8	8,642	21	29,467	34	59,455	47	103,398
9	9,867	22	31,421	35	62,268	48	107,529
10	11,135	23	33,421	36	65,166	49	111,785
11	12,550	24	35,454	37	68,151	50	116,169
12	14,008	25	37,547	38	71,226
13	15,511	26	39,704	39	74,393

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE FIXED ACCOUNT WITH 3% GUARANTEED EACH YEAR FOR THE FIRST TEN CONTRACT YEARS AND 3% THEREAFTER. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$984	14	$1,427	27	$2,095	40	$3,077
2	1,004	15	1,470	28	2,158	41	3,169
3	1,034	16	1,514	29	2,223	42	3,265
4	1,065	17	1,559	30	2,290	43	3,363
5	1,097	18	1,606	31	2,358	44	3,463
6	1,129	19	1,654	32	2,429	45	3,567
7	1,162	20	1,704	33	2,502	46	3,674
8	1,197	21	1,755	34	2,577	47	3,785
9	1,243	22	1,808	35	2,654	48	3,898
10	1,268	23	1,862	36	2,734	49	4,015
11	1,306	24	1,918	37	2,816	50	4,135
12	1,345	25	1,975	38	2,901
13	1,385	26	2,034	39	2,988

*	Includes applicable withdrawal charges.

[PROTECTIVE LETTERHEAD]

MAX BERUEFFY

Senior Associate Counsel

Writer’s Direct Number: (205) 268-3581

Facsimile Number: (205) 268-3597

Toll-Free Number: (800) 627-0220

April 4, 2007

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	Protective Life Insurance Company
Protective Acquired Variable Annuity Separate Account
Protective RSG Preferred Plus Annuity
Filing Pursuant to Rule 497(c) for
File No. 333-141749; 811-21372

Commissioners:

On behalf of Protective Life Insurance Company and Protective Acquired Variable Annuity Separate Account, we are transmitting for filing with the Securities and Exchange Commission, pursuant to Rule 497(c) under the Securities Act of 1933, as amended, and Rule 101(a) of Regulation S-T, a conformed electronic format copy of the prospectus, dated April 2, 2007, relating to the captioned registration statement for the “Protective RSG Preferred Plus” annuity contract, in the exact form in which the document will be used.

Please do not hesitate to call me at (800) 627-0220 if you have any questions regarding the prospectus.

Sincerely,

/s/ MAX BERUEFFY

Max Berueffy